UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-04367
Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

290 Congress Street
Boston, MA 02210
(Address of principal executive offices) (Zip code)

Daniel J. Beckman
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

Ryan C. Larrenaga, Esq.
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

(Name and address of agent for service)
Registrant's telephone number, including area code:
(800) 345-6611
Date of fiscal year end:
Last Day of

August
Date of reporting period:
August 31, 2024
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100

F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Stockholders
Multi-Manager Alternative Strategies Fund
Institutional Class / CZAMX
Annual Shareholder Report | August 31, 2024
This annual shareholder report contains important information about Multi-Manager Alternative Strategies Fund (the Fund) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Institutional Class	$ 132	1.30%
Management's Discussion of Fund Performance
The performance of Institutional Class shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Allocation
| Positive contributions to the Fund’s absolute performance came from positioning in equities, corporate bonds, securitized credit and agricultural commodities.
Fixed income
| Overweight positioning in agency and non-agency mortgage-backed securities was a strong contributor to absolute returns despite volatile fixed-income markets. Corporate bonds, especially within the high-yield sector, also served as key contributors during the period.
Equities
| Long positioning in U.S. and European stock indices benefited the Fund’s absolute returns. Selective positioning in Asian equity markets, such as Taiwan and Japan, also contributed to positive performance, as those regions rallied over the period.
Commodities
| Long positioning in cocoa markets contributed positively to absolute results over the period. Climate change-induced droughts resulted in shortages of global cocoa supplies, contributing to historically high cocoa futures prices that benefited the Fund’s portfolio.
Top Performance Detractors
Currency
| Weak performance from currency positioning weighed on absolute returns. Price trend reversals and volatility in many currency pairs, especially the New Zealand dollar and Australian dollar, resulted in performance detraction, despite strong returns from positioning in the Japanese yen.
Commodities
| Unstable trends in energy prices weighed on the Fund’s results. Several price reversals in energy markets, especially crude oil, had a negative impact on performance. Geopolitical tensions, coupled with demand deceleration from China, created a roller coaster in energy markets.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Institutional Class (a),(b)	4.18	2.87	1.35
FTSE Three-Month U.S. Treasury Bill Index	5.65	2.33	1.62
Bloomberg Global Aggregate Index	6.90	(1.37)	0.12
(a)
The returns shown for periods prior to January 3, 2017 (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of Class A. Class A shares were offered prior to the Fund's Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit
columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.

(b)
Effective August 1, 2024, the Fund compares its performance to the Bloomberg Global Aggregate Index, a broad-based performance index that meets new regulatory requirements. The Fund’s performance is also compared to its prior benchmark, which more closely represents the market sectors and/or asset classes in which the Fund primarily invests.

Past performance does not guarantee future performance
. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/mutual-funds
for more recent performance information.
Key Fund Statistics
Fund net assets	$ 476,718,414
Total number of portfolio holdings	1,524
Management services fees (represents 1.10% of Fund average net assets)	$ 4,920,131
Portfolio turnover for the reporting period	141%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets.
Derivatives
are
excluded
from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Derivative Exposure
Long
Commodity-Related Investment Risk	3.6%
Equity Risk	11.9%
Foreign Exchange Risk	61.5%
Interest Rate Risk	70.7%
Short
Commodity-Related Investment Risk	7.4%
Equity Risk	0.7%
Foreign Exchange Risk	55.8%
Interest Rate Risk	15.9%
Asset Categories
Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 1-800-345-6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Distributors, Inc.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR. A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that J. Kevin Connaughton, Brian J. Gallagher, Douglas A. Hacker, David M. Moffett and Sandra L. Yeager qualify as “audit committee financial experts,” as such term is defined in Form N-CSR. Mr. Connaughton, Mr. Gallagher, Mr. Hacker, Mr. Moffett and Ms. Yeager, are also each “independent” members of the Audit Committee pursuant to paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for the series of the relevant registrant whose reports to shareholders are included in this annual filing.

	Amount billed to the registrant ($)		Amount billed to the registrant's investment advisor ($)
	August 31, 2024	August 31, 2023	August 31, 2024	August 31, 2023
Audit fees (a)	52,005	50,490	0	0
Audit-related fees (b)	0	0	0	0
Tax fees (c)	13,795	12,850	0	0
All other fees (d)	0	0	0	0
Non-audit fees (g)	0	0	581,000	577,000

(a)    Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

(c)    Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice, tax planning and foreign tax filings, if applicable.

(d)    All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above and typically include SOC-1 reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)    Not applicable.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)    The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)    Not applicable.

(j)    Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Multi-Manager Alternative Strategies Fund
Annual Financial Statements and Additional Information
August 31, 2024

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Multi-Manager Alternative Strategies Fund | 2024

Consolidated Portfolio of Investments
August 31, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

Asset-Backed Securities - Non-Agency 4.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AIMCO CLO(a),(b),(c)
Series 2015-ARRR Class BR3
3-month Term SOFR + 1.700% Floor 1.700% 10/17/2034	6.858%	525,000	525,000
AIMCO CLO Ltd.(a),(b)
Series 2024-10A Class BRR
3-month Term SOFR + 1.750% Floor 1.750% 07/22/2037	7.032%	450,000	450,423
Aligned Data Centers Issuer LLC(a)
Series 2021-1A Class A2
08/15/2046	1.937%	388,000	364,484
Allegro CLO Ltd.(a),(b)
Series 2016 Class C
3-month Term SOFR + 2.700% Floor 2.700% 04/25/2037	7.997%	550,000	558,426
Series 2024-2A Class B1
3-month Term SOFR + 1.900% Floor 1.900% 07/24/2037	7.182%	500,000	499,688
AMMC CLO Ltd.(a),(b)
Series 2016-18A Class BR
3-month Term SOFR + 1.862% Floor 1.600% 05/26/2031	6.933%	600,000	600,231
Series 2021-24A Class B
3-month Term SOFR + 2.012% Floor 1.750% 01/20/2035	7.294%	350,000	350,579
Apidos CLO XXV(a),(b)
Series 2025-RR Class A2R2
3-month Term SOFR + 1.800% Floor 1.800% 10/20/2031	7.082%	500,000	500,098
Bear Mountain Park CLO Ltd.(a),(b)
Series 2022-1A Class BR
3-month Term SOFR + 1.750% Floor 1.750% 07/15/2037	6.000%	500,000	500,868
BlueMountain CLO Ltd.(a),(b)
Series 2016-3A Class BR
3-month Term SOFR + 1.962% Floor 1.700% 11/15/2030	7.080%	525,000	525,101
Asset-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BlueMountain Fuji US CLO I Ltd.(a),(b)
Series 2017-1A Class BR
3-month Term SOFR + 1.762% Floor 1.500% 07/20/2029	7.044%	375,000	375,062
BlueMountain Fuji US CLO II Ltd.(a),(b)
Series 2017-2A Class A2
3-month Term SOFR + 1.862% Floor 1.600% 10/20/2030	7.144%	500,000	497,735
Carvana Auto Receivables Trust(a),(d),(e),(f)
Series 2023-N3 Class R
09/10/2030	0.000%	2,000	572,000
CIFC Funding Ltd.(a),(b)
Series 2023-2A Class B
3-month Term SOFR + 2.600% Floor 2.600% 01/21/2037	7.882%	450,000	458,636
Conseco Finance Securitizations Corp.(b)
Series 2001-4 Class M1
1-month Term SOFR + 1.864% Floor 1.750%, Cap 15.000% 09/01/2033	7.065%	243,485	242,975
DataBank Issuer LLC(a)
Series 2023-1 Class A2
02/25/2053	5.116%	130,000	128,227
DB Master Finance LLC(a)
Series 2019-1A Class A2II
05/20/2049	4.021%	180,500	176,050
Elmwood CLO Ltd.(a),(b)
Series 2024-6A Class B
3-month Term SOFR + 1.750% Floor 1.750% 07/17/2037	7.050%	500,000	499,809
Hertz Vehicle Financing III LLC(a)
Subordinated Series 2023-1A Class C
06/25/2027	6.910%	650,000	654,755
Hotwire Funding LLC(a)
Series 2024-1A Class A2
06/20/2054	5.893%	235,000	241,286
J.G. Wentworth XXXVII LLC(a)
Subordinated Series 2016-1A Class B
06/17/2069	5.190%	601,678	563,775
JG Wentworth XXII LLC(a)
Series 2010-3A Class A
12/15/2048	3.820%	159,080	158,923
LAD Auto Receivables Trust(a)
Subordinated Series 2023-2A Class D
02/15/2031	6.300%	550,000	550,478
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Asset-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Madison Park Funding XXIX Ltd.(a),(b)
Series 2024-29A Class BR
3-month Term SOFR + 1.800% Floor 1.800% 10/18/2030	7.079%	450,000	451,119
MVW Owner Trust(a)
Series 2018-1A Class A
01/21/2036	3.450%	13,177	13,157
Navient Student Loan Trust(b)
Series 2014-1 Class A3
30-day Average SOFR + 0.624% Floor 0.510% 06/25/2031	5.973%	209,247	205,260
OCCU Auto Receivables Trust(a)
Series 2022-1 Class A3
10/15/2027	5.500%	341,880	342,057
OCP CLO Ltd.(a),(b)
Series 2021-21A Class B
3-month Term SOFR + 1.962% Floor 1.700% 07/20/2034	7.244%	300,000	300,013
OHA Credit Funding Ltd.(a),(b)
Series 2020-7A Class AR
3-month Term SOFR + 1.300% Floor 1.300% 02/24/2037	6.580%	475,000	475,340
Park Avenue Institutional Advisers CLO Ltd.(a),(b)
Series 2021-1A Class A2
3-month Term SOFR + 2.012% Floor 1.750% 01/20/2034	7.294%	250,000	250,404
Rad CLO Ltd.(a),(b)
Series 2023-22A Class D
3-month Term SOFR + 5.000% Floor 5.000% 01/20/2037	10.282%	250,000	256,354
Series 2024-7A Class B1R
3-month Term SOFR + 1.900% Floor 1.900% 04/17/2036	7.186%	500,000	500,691
Rockford Tower CLO Ltd.(a),(b)
Series 2017-3A Class B
3-month Term SOFR + 1.732% Floor 1.470% 10/20/2030	7.014%	450,000	450,252
Series 2021-1A Class B
3-month Term SOFR + 1.912% Floor 1.650% 07/20/2034	7.194%	448,279	449,145
Sabey Data Center Issuer LLC(a)
Series 2020-1 Class A2
04/20/2045	3.812%	470,000	462,249
Asset-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SLM Student Loan Trust(b)
Series 2008-2 Class B
90-day Average SOFR + 1.462% Floor 1.200% 01/25/2083	6.821%	740,000	762,556
Series 2008-4 Class A4
90-day Average SOFR + 1.912% Floor 1.650% 07/25/2026	7.271%	144,001	144,531
Series 2008-7 Class B
90-day Average SOFR + 2.112% Floor 1.850% 07/26/2083	7.471%	500,000	506,873
Series 2012-1 Class A3
30-day Average SOFR + 1.064% Floor 0.950% 09/25/2028	6.413%	249,296	245,622
Subordinated Series 2004-10 Class B
90-day Average SOFR + 0.632% Floor 0.370% 01/25/2040	5.991%	236,752	221,796
Subordinated Series 2012-7 Class B
30-day Average SOFR + 1.914% Floor 1.800% 09/25/2043	7.263%	550,000	550,369
Switch ABS Issuer LLC(a)
Series 2024-2A Class A2
06/25/2054	5.436%	500,000	499,578
Taco Bell Funding LLC(a)
Series 2016-1A Class A23
05/25/2046	4.970%	553,125	550,909
TAL Advantage VII LLC(a)
Series 2020-1A Class A
09/20/2045	2.050%	270,825	252,376
Textainer Marine Containers VII Ltd.(a)
Series 2021-2A Class A
04/20/2046	2.230%	568,332	520,794
Textainer Marine Containers VIII Ltd.(a)
Series 2020-2A Class A
09/20/2045	2.100%	192,229	178,045
Series 2020-3A Class A
09/20/2045	2.110%	231,690	215,360
Tif Funding II LLC(a)
Series 2020-1A Class A
08/20/2045	2.090%	150,700	139,644
T-Mobile US Trust(a)
Series 2022-1A Class A
05/22/2028	4.910%	490,000	489,172
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Asset-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vantage Data Centers LLC(a)
Series 2020-1A Class A2
09/15/2045	1.645%	395,000	379,292
Total Asset-Backed Securities — Non-Agency (Cost $19,384,413)			19,807,567

Commercial Mortgage-Backed Securities - Agency 0.3%

Federal Home Loan Mortgage Corp. Multifamily Pass-Through REMIC Trust(g),(h)
Series 2019-P002 Class X
07/25/2033	1.138%	705,000	41,208
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(g),(h)
CMO Series K057 Class X1
07/25/2026	1.291%	4,984,221	78,949
Series 2018-K732 Class X3
05/25/2046	2.248%	1,350,000	24,686
Series K039 Class X3 (FHLMC)
08/25/2042	3.144%	111,986	1,238
Series K043 Class X3
02/25/2043	1.690%	3,951,044	20,113
Series K051 Class X3
10/25/2043	1.668%	2,099,984	37,142
Series K060 Class X3
12/25/2044	1.962%	1,349,985	50,810
Series K0728 Class X3
11/25/2045	2.066%	1,499,832	1,777
Series KC07 Class X1
09/25/2026	0.835%	3,817,018	32,034
Series KL05 Class X1HG
12/25/2027	1.368%	2,400,000	84,848
Series KLU3 Class X1
01/25/2031	2.074%	1,569,638	137,724
Series KS06 Class X
08/25/2026	1.182%	2,561,719	28,692
Series Q004 Class XFL
05/25/2044	0.683%	1,138,594	45,360
Federal National Mortgage Association(g),(h)
Series 2016-M11B Class X2
07/25/2039	3.097%	418,461	5,858
Series 2016-M4 Class X2
01/25/2039	2.720%	280,843	1,490
Series 2019-M29 Class X4
03/25/2029	0.700%	4,300,000	100,191
Freddie Mac Multifamily Structured Pass-Through Certificates(g),(h)
Series K096 Class X3 (FHLMC)
07/25/2029	2.112%	3,390,000	279,101
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FREMF Mortgage Trust(a),(b)
Subordinated Series 2019-KF71 Class B
30-day Average SOFR + 2.414% Floor 2.300% 10/25/2029	7.766%	283,772	263,362
Government National Mortgage Association(g),(h)
CMO Series 2014-103 Class IO
05/16/2055	0.190%	1,026,668	5,336
Series 2012-4 Class IO
05/16/2052	0.000%	1,679,605	17
Total Commercial Mortgage-Backed Securities - Agency (Cost $1,731,465)			1,239,936

Commercial Mortgage-Backed Securities - Non-Agency 5.7%

1211 Avenue of the Americas Trust(a),(g)
Subordinated Series 2015-1211 Class B
08/10/2035	4.230%	380,000	368,497
225 Liberty Street Trust(a),(g),(h)
Series 2016-225L Class X
02/10/2036	1.030%	5,000,000	45,947
245 Park Avenue Trust(a)
Series 2017-245P Class A
06/05/2037	3.508%	288,000	271,064
BAMLL Commercial Mortgage Securities Trust(a),(g)
Series 2015-200P Class D
04/14/2033	3.716%	515,000	496,546
Series 2018-PARK Class A
08/10/2038	4.227%	95,000	90,869
Banc of America Merrill Lynch Commercial Mortgage Securities Trust(a)
Series 2015-200P Class A
04/14/2033	3.218%	270,000	263,753
BFLD Trust(a),(b)
Series 2021-FPM Class A
1-month Term SOFR + 1.714% Floor 1.600% 06/15/2038	7.051%	288,000	287,101
BOCA Commercial Mortgage Trust(a),(b)
Series 2024-BOCA Class A
1-month Term SOFR + 1.921% Floor 1.921% 08/15/2041	7.241%	195,000	194,762
BX Commercial Mortgage Trust(a),(b)
Series 2021-CIP Class A
1-month Term SOFR + 1.035% Floor 0.921% 12/15/2038	6.372%	421,750	417,011
Series 2021-VOLT Class A
1-month Term SOFR + 0.814% Floor 0.700% 09/15/2036	6.151%	385,000	381,400
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2024-XL5 Class A
1-month Term SOFR + 1.392% Floor 1.392% 03/15/2041	6.729%	292,490	291,576
Subordinated CMO Series 2021-VOLT Class F
1-month Term SOFR + 2.514% Floor 2.400% 09/15/2036	7.851%	245,000	241,024
Subordinated Series 2021-MFM1 Class B
1-month Term SOFR + 1.064% Floor 0.950% 01/15/2034	6.401%	500,500	494,713
Subordinated Series 2021-SOAR Class E
1-month Term SOFR + 1.914% Floor 1.800% 06/15/2038	7.251%	350,695	344,339
Subordinated Series 2022-LP2 Class C
1-month Term SOFR + 1.560% Floor 1.562% 02/15/2039	6.899%	345,452	339,623
BX Trust(a),(b)
1-month Term SOFR + 2.090% Floor 2.090% 03/15/2041	7.427%	356,000	354,220
Series 2022-GPA Class A
1-month Term SOFR + 2.165% Floor 2.165% 08/15/2039	7.507%	485,827	486,434
Subordinated Series 2021-LBA Class DJV
1-month Term SOFR + 1.714% Floor 1.600% 02/15/2036	7.051%	550,000	533,328
Subordinated Series 2021-LBA Class EJV
1-month Term SOFR + 2.114% Floor 2.000% 02/15/2036	7.451%	240,000	233,175
Subordinated Series 2022-GPA Class B
1-month Term SOFR + 2.664% Floor 2.664% 08/15/2041	7.997%	117,776	117,776
Subordinated Series 2022-PSB Class C
1-month Term SOFR + 3.697% Floor 3.697% 08/15/2039	9.034%	335,156	334,944
Subordinated Series 2024-BIO Class D
1-month Term SOFR + 3.639% 02/15/2041	8.976%	463,000	452,530
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%	225,000	206,736
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2022-CLS Class A
10/13/2027	5.760%	150,000	150,895
BXHPP Trust(a),(b)
Subordinated Series 2021-FILM Class C
1-month Term SOFR + 1.214% 08/15/2036	6.551%	600,000	565,230
CAMB Commercial Mortgage Trust(a),(b)
Series 2019-LIFE Class A
1-month Term SOFR + 1.184% Floor 1.320% 12/15/2037	6.704%	330,000	329,794
Citigroup Commercial Mortgage Trust(a)
Series 2013-375P Class A
05/10/2035	3.251%	503,947	491,396
Citigroup Commercial Mortgage Trust(g),(h)
Series 2016-P3 Class XA
04/15/2049	1.809%	8,612,499	124,563
Citigroup Commercial Mortgage Trust(a),(g)
Series 2023-SMRT Class A
06/10/2028	6.015%	135,000	138,336
COMM Mortgage Trust(a),(g),(h)
Series 2020-CBM Class XCP
02/10/2037	0.722%	3,134,666	1,454
Series 2020-SBX Class X
01/10/2038	0.662%	11,501,000	68,000
Commercial Mortgage Trust(g),(h)
Series 2012-CR4 Class XA
10/15/2045	1.289%	672,394	22
Commercial Mortgage Trust(a)
Series 2016-787S Class A
02/10/2036	3.545%	500,000	477,584
CoreVest American Finance Trust(a),(g),(h)
Series 2019-3 Class XA
10/15/2052	2.145%	90,080	1,163
Series 2020-1 Class XA
03/15/2050	2.620%	362,576	10,337
CoreVest American Finance Trust(a)
Series 2020-1 Class A2
03/15/2050	2.296%	265,000	249,737
CSAIL Commercial Mortgage Trust(g),(h)
Series 2015-C3 Class XA
08/15/2048	0.801%	8,539,376	22,737
CSMC Trust(a),(g)
Subordinated Series 2021-B33 Class B
10/10/2043	3.766%	423,000	363,188
DBGS Mortgage Trust(g)
Subordinated Series 2018-C1 Class AM
10/15/2051	4.775%	542,000	515,825
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Del Amo Fashion Center Trust(a),(g)
Subordinated Series 2017-AMO Class C
06/05/2035	3.757%	420,000	380,382
DOLP Trust(a),(g)
Subordinated Series 2021-NYC Class D
05/10/2041	3.704%	500,000	391,430
DROP Mortgage Trust(a),(b)
Subordinated Series 2021-FILE Class B
1-month Term SOFR + 1.814% Floor 1.700% 10/15/2043	7.151%	311,000	282,010
ELP Commercial Mortgage Trust(a),(b)
Subordinated Series 2021-ELP Class C
1-month Term SOFR + 1.434% Floor 1.320% 11/15/2038	6.771%	349,593	343,483
FirstKey Homes Trust(a)
Series 2020-SFR2 Class A
10/19/2037	1.266%	203,291	194,903
Series 2021-SFR2 Class F2
09/17/2038	3.157%	850,000	793,106
Series 2021-SFR3 Class F2
12/17/2038	3.832%	820,000	753,277
Fontainebleau Miami Beach Trust(a)
Subordinated Series 2019-FBLU Class B
12/10/2036	3.447%	435,810	430,124
Fontainebleau Miami Beach Trust(a),(g)
Subordinated Series 2019-FBLU Class E
12/10/2036	4.095%	310,000	303,552
Grace Trust(a)
Subordinated Series 2020-GRCE Class B
12/10/2040	2.600%	500,000	420,139
Great Wolf Trust(a),(b)
Series 2024-WOLF Class B
1-month Term SOFR + 2.091% Floor 2.091% 03/15/2039	7.487%	540,000	538,481
Series 2024-WOLF Class C
1-month Term SOFR + 2.391% Floor 2.391% 03/15/2039	7.787%	360,000	359,213
GS Mortgage Securities Corp II(a),(g)
Series 2017-375H Class A
09/10/2037	3.591%	460,000	428,568
GS Mortgage Securities Trust(a),(g),(h)
Series 2020-UPTN Class XA
02/10/2037	0.352%	1,750,000	475
Home Partners of America Trust(a)
Series 2019-1 Class B
09/17/2039	3.157%	76,218	72,277
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hudson Yards Mortgage Trust(a),(g)
Series 2019-55HY Class F
12/10/2041	3.041%	85,000	63,199
INTOWN Mortgage Trust(a),(b)
Subordinated Series 2022-STAY Class B
1-month Term SOFR + 3.286% Floor 3.286% 08/15/2037	8.623%	150,000	149,828
JPMBB Commercial Mortgage Securities Trust(g),(h)
Series 2014-C23 Class XA
09/15/2047	0.644%	656,583	11
Series 2014-C26 Class XA
01/15/2048	1.015%	3,587,453	88
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2019-OSB Class A
06/05/2039	3.397%	375,000	340,554
JPMorgan Chase Commercial Mortgage Securities Trust(a),(b)
Subordinated Series 2022-NLP Class H
1-month Term SOFR + 5.010% Floor 5.010% 04/15/2037	10.347%	224,544	161,080
Life Mortgage Trust(a),(b)
Series 2022-BMR2 Class A1
1-month Term SOFR + 1.295% Floor 1.295% 05/15/2039	6.632%	530,000	516,651
Series 2022-BMR2 Class B
1-month Term SOFR + 1.794% Floor 1.794% 05/15/2039	7.131%	605,000	579,414
MHC Commercial Mortgage Trust(a),(b)
Subordinated Series 2021-MHC Class B
1-month Term SOFR + 1.215% Floor 1.101% 04/15/2038	6.552%	452,993	448,747
Morgan Stanley Bank of America Merrill Lynch Trust(g),(h)
Series 2015-C26 Class XA
10/15/2048	1.104%	8,692,356	31,845
Series 2016-C31 Class XA
11/15/2049	1.403%	2,017,211	38,788
Morgan Stanley Capital I Trust(a),(g)
Series 2018-MP Class A
07/11/2040	4.276%	212,000	190,340
Natixis Commercial Mortgage Securities Trust(a),(g),(h)
Series 2020-2PAC Class XA
12/15/2038	1.540%	937,398	36
Series 2020-2PAC Class XB
12/15/2038	1.102%	2,665,000	74
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Natixis Commercial Mortgage Securities Trust(a),(g)
Subordinated Series 2018-ALXA Class E
01/15/2043	4.460%	60,000	45,966
NRTH Mortgage Trust(a),(b)
Series 2024-PARK Class A
1-month Term SOFR + 1.641% 03/15/2041	6.978%	362,000	359,801
One New York Plaza Trust(a),(b)
Subordinated Series 2020-1NYP Class AJ
1-month Term SOFR + 1.364% Floor 1.250% 01/15/2036	6.701%	372,000	346,838
PGA Trust(a),(b)
Subordinated Series 2024-RSR2 Class B
1-month Term SOFR + 2.390% Floor 2.390% 06/15/2039	7.787%	670,000	666,039
Progress Residential Trust(a)
Subordinated Series 2021-SFR7 Class E2
08/17/2040	2.640%	788,000	698,383
Subordinated Series 2021-SFR9 Class E1
11/17/2040	2.811%	910,000	827,159
Subordinated Series 2022-SFR1 Class F
02/17/2041	4.880%	600,000	549,789
Subordinated Series 2024-SFR3 Class D
06/17/2041	3.500%	450,000	413,354
SCOTT Trust(a)
Subordinated Series 2023-SFS Class AS
03/15/2040	6.204%	100,000	99,117
SFAVE Commercial Mortgage Securities Trust(a),(g)
Series 2015-5AVE Class A2A
01/05/2043	3.659%	425,000	377,206
Series 2015-5AVE Class A2B
01/05/2043	4.144%	35,000	30,332
Subordinated Series 2015-5AVE Class C
01/05/2043	4.534%	345,000	260,473
SMRT Commercial Mortgage Trust(a),(b)
Subordinated Series 2022-MINI Class B
1-month Term SOFR + 1.350% Floor 1.350% 01/15/2039	6.687%	350,000	345,630
Subordinated Series 2022-MINI Class D
1-month Term SOFR + 1.950% Floor 1.950% 01/15/2039	7.287%	430,000	417,114
Subordinated Series 2022-MINI Class E
1-month Term SOFR + 2.700% Floor 2.700% 01/15/2039	8.037%	350,000	333,520
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
STWD FL1 Ltd.(a),(b)
Series 2019 Class AS
1-month Term SOFR + 1.514% Floor 1.400% 07/15/2038	6.853%	56,247	55,963
TPGI Trust(a),(b)
Subordinated Series 2021-DGWD Class E
1-month Term SOFR + 2.464% Floor 2.350% 06/15/2026	7.801%	358,400	354,451
VMC Finance LLC(a),(b)
Series 2021-FL4 Class B
1-month Term SOFR + 1.914% Floor 1.800% 06/18/2036	7.253%	299,000	290,391
Wells Fargo Commercial Mortgage Trust(a),(g)
Series 2024-SVEN Class D
06/10/2037	6.323%	667,000	665,333
Subordinated Series 2019-JDWR Class D
09/15/2031	3.437%	425,000	404,630
Wells Fargo Commercial Mortgage Trust(g)
Subordinated Series 2018-C47 Class AS
09/15/2061	4.673%	560,000	547,840
WF-RBS Commercial Mortgage Trust(g),(h)
Series 2014-C24 Class XA
11/15/2047	0.958%	1,331,290	33
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $27,394,987)			27,059,066

Common Stocks 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Diversified Telecommunication Services 0.0%
Intelsat Emergence SA(i)	5,865	219,448
Total Communication Services		219,448
Real Estate 0.0%
Real Estate Management & Development 0.0%
China Aoyuan Group Ltd.(i)	12,296	230
China Aoyuan Group Ltd.(i)	30,741	575
Total		805
Total Real Estate		805
Total Common Stocks (Cost $200,239)		220,253
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024

Convertible Bonds 1.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.2%
Air Canada
07/01/2025	4.000%	210,000	209,269
American Airlines Group, Inc.
07/01/2025	6.500%	490,000	499,065
Southwest Airlines Co.
05/01/2025	1.250%	390,000	389,495
Total			1,097,829
Cable and Satellite 0.2%
Liberty Broadband Corp.(a)
03/31/2053	3.125%	755,000	752,811
Liberty Media Corp.(a)
09/30/2053	2.375%	250,000	278,000
Total			1,030,811
Consumer Cyclical Services 0.1%
Uber Technologies, Inc.(a)
12/01/2028	0.875%	396,000	481,259
Electric 0.4%
CenterPoint Energy, Inc.
08/15/2026	4.250%	485,000	484,030
Emera, Inc.(j)
Junior Subordinated
06/15/2076	6.750%	555,000	557,856
PNM Resources, Inc.(a)
06/01/2054	5.750%	265,000	275,150
Southern Co. (The)(a)
06/15/2027	4.500%	430,000	461,605
Total			1,778,641
Lodging 0.0%
Marriott Vacations Worldwide Corp.
12/15/2027	3.250%	335,000	306,525
Other Financial Institutions 0.0%
China Aoyuan Group Ltd.(f)
09/30/2028	0.000%	4,395	93
Sunac China Holdings Ltd.(a),(k)
09/30/2032	1.000%	21,847	1,363
Total			1,456
Other Utility 0.1%
American Water Capital Corp.
06/15/2026	3.625%	365,000	371,132
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 0.1%
Burlington Stores, Inc.(a)
12/15/2027	1.250%	235,000	335,997
Total Convertible Bonds (Cost $5,216,803)			5,403,650

Convertible Preferred Stocks 0.2%
Issuer		Shares	Value ($)
Utilities 0.2%
Electric Utilities 0.2%
NextEra Energy, Inc.	6.926%	15,655	720,600
NextEra Energy, Inc.	7.299%	7,100	378,907
Total			1,099,507
Total Utilities			1,099,507
Total Convertible Preferred Stocks (Cost $1,041,994)			1,099,507

Corporate Bonds & Notes(l) 21.9%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
ABS Other 0.1%
American Tower Trust #1(a)
03/15/2028	5.490%		410,000	414,388
SBA Tower Trust(a)
01/15/2028	6.599%		240,000	247,521
Total				661,909
Aerospace & Defense 0.5%
Airbus SE(a)
06/09/2030	1.625%	EUR	100,000	101,635
Boeing Co. (The)
05/01/2030	5.150%		940,000	937,530
05/01/2050	5.805%		480,000	452,677
Boeing Co. (The)(a)
05/01/2034	6.528%		90,000	95,374
TransDigm, Inc.(a)
08/15/2028	6.750%		260,000	267,329
12/01/2031	7.125%		730,000	772,697
Total				2,627,242
Airlines 0.6%
American Airlines Pass-Through Trust
Series 2016-2 Class AA
06/15/2028	3.200%		163,000	151,842
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2029	5.750%		710,000	696,594
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Delta Air Lines Pass-Through Trust
06/10/2028	2.500%		76,628	70,187
Delta Air Lines, Inc.
01/15/2026	7.375%		185,000	189,267
Delta Air Lines, Inc./SkyMiles IP Ltd.(a)
10/20/2028	4.750%		1,064,000	1,054,604
JetBlue Airways Corp./Loyalty LP(a)
09/20/2031	9.875%		185,000	182,935
JetBlue Pass-Through Trust
Series 2020-1 Class A
11/15/2032	4.000%		308,388	289,701
United Airlines, Inc.(a)
04/15/2029	4.625%		110,000	104,747
Total				2,739,877
Apartment REIT 0.1%
American Homes 4 Rent LP
04/15/2052	4.300%		210,000	170,000
Invitation Homes Operating Partnership LP
04/15/2032	4.150%		13,000	12,251
08/15/2033	5.500%		60,000	61,140
01/15/2034	2.700%		190,000	155,653
Total				399,044
Automotive 0.4%
Allison Transmission. Inc.(a)
01/30/2031	3.750%		100,000	90,871
Ford Motor Co.
02/12/2032	3.250%		1,645,000	1,403,048
Ford Motor Credit Co. LLC
02/16/2028	2.900%		200,000	185,054
10/09/2028	5.625%	GBP	100,000	131,525
Total				1,810,498
Banking 3.6%
American Express Co.(j),(m)
	3.550%		85,000	79,617
Bank of America Corp.(j),(m)
	4.375%		80,000	77,162
Bank of America Corp.(j)
10/01/2025	3.093%		345,000	344,300
12/06/2025	1.530%		120,000	118,706
02/04/2028	2.551%		110,000	104,902
06/14/2029	2.087%		50,000	45,770
10/24/2031	1.922%		765,000	650,846
04/22/2032	2.687%		790,000	692,917
Bank of Montreal(j)
11/26/2082	7.325%	CAD	580,000	444,651
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Junior Subordinated
11/26/2084	7.300%		200,000	205,193
Bank of Nova Scotia (The)(j)
10/27/2082	8.625%		415,000	443,950
Capital One Financial Corp.(j)
11/02/2027	1.878%		215,000	202,440
Citigroup, Inc.(j)
03/20/2030	3.980%		520,000	504,569
11/05/2030	2.976%		100,000	92,035
Five Star Bancorp(a),(j)
Subordinated
09/01/2032	6.000%		95,000	86,002
Goldman Sachs Group, Inc. (The)(j)
12/09/2026	1.093%		1,745,000	1,661,173
01/27/2032	1.992%		500,000	419,816
Goldman Sachs Group, Inc. (The)(a)
01/26/2028	0.250%	EUR	15,000	15,096
11/01/2028	2.000%	EUR	218,000	230,609
HSBC Holdings PLC(j)
06/04/2026	2.099%		720,000	703,233
Independent Bank Group, Inc.(j)
Subordinated
08/15/2034	8.375%		140,000	141,888
JPMorgan Chase & Co.(j),(m)
	3.650%		85,000	81,905
JPMorgan Chase & Co.(j)
12/10/2025	1.561%		1,400,000	1,384,977
04/22/2027	1.578%		285,000	271,232
06/01/2029	2.069%		615,000	563,063
Lloyds Banking Group PLC(j)
11/07/2028	3.574%		185,000	178,743
Morgan Stanley(j)
04/28/2026	2.188%		415,000	406,958
01/24/2029	3.772%		510,000	497,321
04/20/2029	5.164%		475,000	483,808
07/20/2029	5.449%		250,000	257,711
National Bank of Canada(j)
07/02/2027	5.600%		255,000	258,999
PNC Financial Services Group, Inc. (The)(j)
01/24/2034	5.068%		50,000	49,982
10/20/2034	6.875%		180,000	202,550
01/22/2035	5.676%		50,000	52,124
Popular, Inc.
03/13/2028	7.250%		215,000	224,025
Provident Financial Services, Inc.(j)
Subordinated
05/15/2034	9.000%		210,000	211,236
Royal Bank of Canada(j),(m)
	4.200%	CAD	200,000	125,874
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Royal Bank of Canada(j)
05/02/2084	7.500%		610,000	633,473
Santander UK Group Holdings PLC(j)
06/14/2027	1.673%		110,000	103,874
Toronto-Dominion Bank (The)
09/09/2025	2.667%	CAD	601,000	438,699
Toronto-Dominion Bank (The)(j)
10/31/2082	8.125%		630,000	671,036
US Bancorp(j),(m)
	3.700%		345,000	306,078
Webster Financial Corp.(j)
Subordinated
11/01/2030	3.875%		255,000	234,118
Wells Fargo & Co.(j)
02/11/2026	2.164%		545,000	537,523
06/02/2028	2.393%		140,000	132,049
07/25/2029	5.574%		1,180,000	1,218,776
02/11/2031	2.572%		280,000	251,205
Total				17,042,214
Brokerage/Asset Managers/Exchanges 0.0%
Jane Street Group/JSG Finance, Inc.(a)
11/15/2029	4.500%		195,000	185,732
Building Materials 0.1%
Advanced Drainage Systems, Inc.(a)
06/15/2030	6.375%		70,000	71,098
Cemex SAB de CV(a)
07/11/2031	3.875%		305,000	277,112
Total				348,210
Cable and Satellite 1.2%
Cable One, Inc.(a)
11/15/2030	4.000%		250,000	191,945
CCO Holdings LLC/Capital Corp.(a)
03/01/2030	4.750%		15,000	13,692
08/15/2030	4.500%		95,000	84,736
02/01/2031	4.250%		110,000	95,490
Charter Communications Operating LLC/Capital
04/01/2031	2.800%		50,000	42,421
02/01/2032	2.300%		20,000	15,983
02/01/2034	6.650%		40,000	41,650
05/01/2047	5.375%		65,000	54,379
04/01/2048	5.750%		490,000	426,173
07/01/2049	5.125%		690,000	551,800
04/01/2051	3.700%		400,000	255,187
06/01/2052	3.900%		135,000	88,458
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
CSC Holdings LLC(a)
02/01/2028	5.375%		275,000	210,891
04/01/2028	7.500%		25,000	12,564
01/31/2029	11.750%		52,000	45,878
02/01/2029	6.500%		136,000	102,581
12/01/2030	4.625%		55,000	21,489
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%		150,000	145,213
LCPR Senior Secured Financing DAC(a)
07/15/2029	5.125%		400,000	323,435
SES GLOBAL Americas Holdings GP(a)
03/25/2044	5.300%		375,000	294,861
Sirius XM Radio, Inc.(a)
07/01/2030	4.125%		550,000	493,763
09/01/2031	3.875%		220,000	188,844
Tele Columbus AG(a),(k)
01/01/2029	10.000%	EUR	101,390	86,198
Time Warner Cable LLC
09/01/2041	5.500%		540,000	465,155
Virgin Media Finance PLC(a)
07/15/2030	5.000%		400,000	346,785
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%		510,000	484,088
08/15/2030	4.500%		200,000	176,524
VZ Secured Financing BV(a)
01/15/2032	5.000%		340,000	308,241
Ziggo BV(a)
01/15/2030	4.875%		90,000	83,777
Total				5,652,201
Chemicals 0.2%
Braskem Netherlands Finance BV(a)
01/31/2030	4.500%		200,000	175,788
EverArc Escrow Sarl(a)
10/30/2029	5.000%		212,000	200,117
International Flavors & Fragrances, Inc.(a)
11/01/2030	2.300%		455,000	394,531
11/15/2040	3.268%		5,000	3,733
12/01/2050	3.468%		25,000	17,329
International Flavors & Fragrances, Inc.
06/01/2047	4.375%		5,000	4,095
Total				795,593
Construction Machinery 0.3%
OT Merger Corp.(a)
10/15/2029	7.875%		267,000	119,922
United Rentals North America, Inc.(a)
12/15/2029	6.000%		300,000	306,684
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
United Rentals North America, Inc.
07/15/2030	4.000%		365,000	341,385
02/15/2031	3.875%		505,000	466,492
Total				1,234,483
Consumer Cyclical Services 0.1%
Match Group, Inc.(a)
08/01/2030	4.125%		150,000	138,320
Uber Technologies, Inc.(a)
11/01/2026	8.000%		245,000	245,940
VT Topco, Inc.(a)
08/15/2030	8.500%		175,000	183,816
Total				568,076
Consumer Products 0.2%
Central Garden & Pet Co.(a)
04/30/2031	4.125%		85,000	77,276
Edgewell Personal Care Co.(a)
06/01/2028	5.500%		94,000	93,365
Energizer Holdings, Inc.(a)
12/31/2027	6.500%		150,000	151,391
03/31/2029	4.375%		40,000	37,668
Prestige Brands, Inc.(a)
04/01/2031	3.750%		207,000	187,597
Spectrum Brands, Inc.(a)
03/15/2031	3.875%		272,000	242,537
Total				789,834
Diversified Manufacturing 0.0%
Johnson Controls International PLC/Tyco Fire & Security Finance SCA
09/15/2027	0.375%	EUR	100,000	101,721
Electric 1.1%
AES Corp. (The)(a)
07/15/2030	3.950%		35,000	32,991
AES Corp. (The)(j)
01/15/2055	7.600%		305,000	314,717
Alliant Energy Finance LLC(a)
03/01/2032	3.600%		405,000	361,987
American Electric Power Co., Inc.(j)
12/15/2054	6.950%		580,000	603,839
Arizona Public Service Co.
08/15/2034	5.700%		545,000	566,914
Black Hills Corp.
05/15/2034	6.150%		360,000	381,629
Dominion Energy, Inc.(j)
06/01/2054	7.000%		275,000	293,691
02/01/2055	6.875%		65,000	67,859
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
DPL, Inc.
07/01/2025	4.125%		370,000	363,711
Duke Energy Corp.(j)
09/01/2054	6.450%		70,000	71,602
Duke Energy Progress LLC
03/15/2033	5.250%		215,000	222,636
12/01/2044	4.150%		225,000	190,909
E.ON SE(a)
11/07/2031	0.625%	EUR	170,000	157,380
Eurogrid GmbH(a)
04/21/2033	0.741%	EUR	100,000	87,354
Evergy Missouri West, Inc.(a)
06/01/2034	5.650%		480,000	499,020
FirstEnergy Transmission LLC(a)
09/15/2028	2.866%		229,000	214,379
NSTAR Electric Co.
05/15/2027	3.200%		520,000	504,471
Southern Co. (The)
07/01/2026	3.250%		184,000	179,734
Southwestern Electric Power Co.
11/01/2051	3.250%		85,000	56,555
Total				5,171,378
Environmental 0.0%
Waste Pro USA, Inc.(a)
02/15/2026	5.500%		21,000	20,925
Finance Companies 0.4%
AerCap Ireland Capital DAC/Global Aviation Trust
10/29/2028	3.000%		250,000	233,988
AerCap Ireland Capital DAC/Global Aviation Trust(j)
03/10/2055	6.950%		150,000	154,875
Air Lease Corp.(j),(m)
	4.125%		255,000	231,992
Air Lease Corp.
03/01/2025	3.250%		160,000	158,287
Avolon Holdings Funding Ltd.(a)
02/15/2025	2.875%		195,000	192,502
11/18/2027	2.528%		399,000	369,431
FirstCash, Inc.(a)
03/01/2032	6.875%		100,000	102,805
GGAM Finance Ltd.(a)
02/15/2027	8.000%		260,000	271,163
Total				1,715,043
Food and Beverage 1.0%
Becle SAB de CV(a)
10/14/2031	2.500%		205,000	167,049
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bimbo Bakeries USA, Inc.(a)
01/09/2036	5.375%	440,000	445,630
Darling Ingredients, Inc.(a)
06/15/2030	6.000%	555,000	560,484
H-Food Holdings LLC/Hearthside Finance Co., Inc.(a)
06/01/2026	8.500%	145,000	11,130
JBS SA/Food Co./Finance, Inc.
12/01/2031	3.750%	390,000	353,225
01/15/2032	3.625%	440,000	395,246
04/01/2033	5.750%	124,000	126,780
JBS USA LUX SA/Food Co./Luxembourg SARL(a)
03/15/2034	6.750%	82,000	89,731
11/15/2053	7.250%	116,000	132,466
Kraft Heinz Foods Co.
01/26/2039	6.875%	135,000	156,104
06/01/2046	4.375%	620,000	529,635
Kraft Heinz Foods Co.(a)
08/01/2039	7.125%	240,000	282,737
MARB BondCo PLC(a)
01/29/2031	3.950%	400,000	340,372
NBM US Holdings, Inc.(a)
05/14/2026	7.000%	200,000	200,942
Post Holdings, Inc.(a)
01/15/2028	5.625%	194,000	193,438
12/15/2029	5.500%	225,000	221,007
09/15/2031	4.500%	65,000	60,461
03/01/2033	6.375%	500,000	503,776
Triton Water Holdings, Inc.(a)
04/01/2029	6.250%	190,000	187,692
Total			4,957,905
Gaming 0.4%
CDI Escrow Issuer, Inc.(a)
04/01/2030	5.750%	191,000	189,719
GLP Capital LP/Financing II, Inc.
04/15/2026	5.375%	90,000	90,076
06/01/2028	5.750%	80,000	81,686
01/15/2029	5.300%	20,000	20,176
01/15/2030	4.000%	20,000	18,864
01/15/2031	4.000%	105,000	97,345
MGM Resorts International
10/15/2028	4.750%	20,000	19,480
Penn National Gaming, Inc.(a)
07/01/2029	4.125%	185,000	165,673
Premier Entertainment Sub LLC/Finance Corp.(a)
09/01/2031	5.875%	48,000	33,292
VICI Properties LP
02/15/2030	4.950%	24,000	23,872
05/15/2032	5.125%	517,000	510,309
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
VICI Properties LP/Note Co., Inc.(a)
01/15/2028	4.500%		29,000	28,456
12/01/2029	4.625%		185,000	179,861
08/15/2030	4.125%		450,000	423,491
Total				1,882,300
Health Care 1.1%
180 Medical, Inc.(a)
10/15/2029	3.875%		311,000	291,938
Baylor Scott & White Holdings
11/15/2026	2.650%		500,000	477,631
Catalent Pharma Solutions, Inc.(a)
04/01/2030	3.500%		197,000	192,328
Hackensack Meridian Health, Inc.
07/01/2057	4.500%		300,000	271,157
HCA, Inc.
09/15/2025	7.580%		125,000	127,510
12/01/2027	7.050%		115,000	122,617
09/01/2028	5.625%		100,000	103,091
09/01/2030	3.500%		1,554,000	1,447,795
04/01/2034	5.600%		680,000	699,291
Lonza Finance International NV(a)
04/24/2036	3.875%	EUR	100,000	110,945
ModivCare Escrow Issuer, Inc.(a)
10/01/2029	5.000%		372,000	265,856
New York and Presbyterian Hospital (The)
08/01/2036	3.563%		390,000	342,905
Option Care Health, Inc.(a)
10/31/2029	4.375%		160,000	151,989
Prime Healthcare Services, Inc.(a)
09/01/2029	9.375%		100,000	100,755
Rede D’or Finance SARL(a)
01/22/2030	4.500%		200,000	187,364
Sartorius Finance BV(a)
09/14/2035	4.875%	EUR	100,000	117,221
Thermo Fisher Scientific, Inc.
03/01/2028	0.500%	EUR	315,000	319,584
Total				5,329,977
Healthcare Insurance 0.3%
Centene Corp.
12/15/2029	4.625%		55,000	53,495
02/15/2030	3.375%		650,000	595,391
10/15/2030	3.000%		585,000	519,927
03/01/2031	2.500%		445,000	377,777
Total				1,546,590
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Healthcare REIT 0.0%
Healthcare Realty Holdings LP
01/15/2028	3.625%		63,000	59,915
03/15/2030	2.400%		40,000	34,488
03/15/2031	2.050%		56,000	45,393
Healthcare Trust of America Holdings LP
02/15/2030	3.100%		10,000	9,094
Total				148,890
Independent Energy 1.1%
Aker BP ASA(a)
01/15/2030	3.750%		430,000	406,692
Civitas Resources, Inc.(a)
07/01/2031	8.750%		395,000	426,828
Continental Resources, Inc.(a)
01/15/2031	5.750%		326,000	330,709
04/01/2032	2.875%		888,000	747,292
Encana Corp.
08/15/2034	6.500%		495,000	536,041
02/01/2038	6.500%		260,000	275,485
EQT Corp.(a)
05/15/2031	3.625%		745,000	675,897
EQT Corp.
02/01/2034	5.750%		175,000	178,238
Occidental Petroleum Corp.
09/01/2030	6.625%		475,000	510,791
01/01/2031	6.125%		285,000	299,805
05/01/2031	7.500%		195,000	220,891
09/15/2036	6.450%		90,000	97,576
Petrorio Luxembourg Sarl(a)
06/09/2026	6.125%		200,000	198,926
Southwestern Energy Co.(j)
01/23/2025	5.700%		4,000	3,993
Var Energi ASA(a)
01/15/2028	7.500%		200,000	213,336
Total				5,122,500
Integrated Energy 0.3%
Cenovus Energy, Inc.
02/07/2028	3.500%	CAD	215,000	156,620
11/15/2039	6.750%		878,000	981,673
06/15/2047	5.400%		310,000	296,917
Total				1,435,210
Leisure 0.2%
Carnival Corp.(a)
01/15/2030	5.750%	EUR	160,000	186,297
Live Nation Entertainment, Inc.(a)
10/15/2027	4.750%		89,000	86,790
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Royal Caribbean Cruises Ltd.(a)
02/01/2033	6.000%	500,000	512,315
Total			785,402
Life Insurance 0.1%
Athene Global Funding(a)
03/08/2027	3.205%	95,000	90,569
08/19/2028	1.985%	395,000	354,782
Total			445,351
Lodging 0.3%
Hilton Domestic Operating Co., Inc.
01/15/2030	4.875%	351,000	344,206
Hilton Domestic Operating Co., Inc.(a)
02/15/2032	3.625%	483,000	433,275
Hyatt Hotels Corp.(j)
04/23/2030	5.750%	451,000	467,918
Travel + Leisure Co.(a)
12/01/2029	4.500%	380,000	353,921
Total			1,599,320
Media and Entertainment 0.5%
Netflix, Inc.
02/15/2025	5.875%	285,000	285,761
News Corp.(a)
05/15/2029	3.875%	745,000	699,508
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	30,000	21,474
Warnermedia Holdings, Inc.
03/15/2032	4.279%	40,000	34,970
03/15/2042	5.050%	305,000	243,990
03/15/2052	5.141%	853,000	647,580
WMG Acquisition Corp(a)
02/15/2031	3.000%	655,000	582,326
Total			2,515,609
Metals and Mining 0.5%
ATI, Inc.
08/15/2030	7.250%	92,000	97,611
Cleveland-Cliffs, Inc.(a)
04/15/2030	6.750%	1,045,000	1,061,058
Freeport-McMoRan, Inc.
08/01/2030	4.625%	265,000	262,416
11/14/2034	5.400%	280,000	284,995
03/15/2043	5.450%	815,000	793,923
Total			2,500,003
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Midstream 1.3%
Cheniere Energy Partners LP
03/01/2031	4.000%	735,000	693,607
Columbia Pipelines Operating Co. LLC(a)
11/15/2033	6.036%	275,000	290,319
Enbridge, Inc.(j)
06/27/2054	7.200%	285,000	294,879
01/15/2084	8.500%	465,000	510,458
Energy Transfer LP(j),(m)
	6.625%	336,000	328,597
Energy Transfer LP(j)
05/15/2054	8.000%	485,000	516,310
12/31/2079	7.125%	425,000	426,713
Ferrellgas LP/Finance Corp.(a)
04/01/2029	5.875%	219,000	205,348
Galaxy Pipeline Assets Bidco Ltd.(a)
03/31/2034	2.160%	162,080	142,781
Global Partners LP/Finance Corp.
01/15/2029	6.875%	150,000	151,113
NGL Energy Operating LLC/Finance Corp.(a)
02/15/2032	8.375%	70,000	72,107
Rockies Express Pipeline LLC(a)
07/15/2029	4.950%	100,000	95,784
South Bow Canadian Infrastructure Holdings Ltd.(a),(j)
03/01/2055	7.500%	190,000	195,720
Sunoco LP/Finance Corp.
05/15/2029	4.500%	225,000	216,150
TMS Issuer Sarl(a)
08/23/2032	5.780%	300,000	312,929
TransCanada PipeLines Ltd.
04/15/2030	4.100%	635,000	618,694
03/01/2034	4.625%	5,000	4,859
Transcontinental Gas Pipe Line Co. LLC
05/15/2030	3.250%	80,000	74,289
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	139,000	136,562
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	196,000	185,319
Venture Global LNG, Inc.(a)
02/01/2029	9.500%	165,000	185,942
Western Midstream Operating LP(j)
02/01/2030	4.050%	445,000	425,345
Total			6,083,825
Natural Gas 0.1%
KeySpan Gas East Corp.(a)
03/06/2033	5.994%	420,000	435,693
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
National Gas Transmission PLC(a)
04/05/2030	4.250%	EUR	100,000	114,432
Total				550,125
Office REIT 0.1%
Boston Properties LP
10/01/2026	2.750%		38,000	36,194
Hudson Pacific Properties LP
11/01/2027	3.950%		82,000	73,187
02/15/2028	5.950%		5,000	4,481
04/01/2029	4.650%		155,000	128,502
01/15/2030	3.250%		115,000	85,175
Total				327,539
Oil Field Services 0.0%
USA Compression Partners LP/Finance Corp.(a)
03/15/2029	7.125%		180,000	185,080
Other Financial Institutions 0.1%
Add Hero Holdings Ltd.(k)
09/30/2029	8.500%		32,259	1,741
09/30/2030	9.000%		24,874	519
09/30/2031	9.800%		32,460	674
Annington Funding PLC(a)
10/06/2032	2.308%	GBP	200,000	206,247
China Aoyuan Group Ltd.(f),(m)
	0.000%		49,185	369
China Aoyuan Group Ltd.(k)
09/30/2031	5.500%		18,534	139
Greystar Real Estate Partners LLC(a)
09/01/2030	7.750%		87,000	92,801
Icahn Enterprises LP/Finance Corp.
02/01/2029	4.375%		58,000	50,914
Icahn Enterprises LP/Finance Corp.(a)
06/15/2030	9.000%		185,000	187,035
Sunac China Holdings Ltd.(a),(k)
09/30/2025	6.000%		18,113	2,236
09/30/2026	6.250%		18,135	2,001
09/30/2027	6.500%		36,316	3,630
09/30/2028	6.750%		54,539	5,155
09/30/2029	7.000%		54,605	4,541
09/30/2030	7.250%		25,684	2,021
Total				560,023
Other Industry 0.2%
Adtalem Global Education, Inc.(a)
03/01/2028	5.500%		103,000	101,257
Duke University
10/01/2046	3.299%		228,000	177,531
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Institute of Technology
07/01/2050	2.989%	370,000	274,531
President and Fellows of Harvard College
10/15/2050	2.517%	505,000	337,905
Total			891,224
Other REIT 0.2%
American Assets Trust LP
02/01/2031	3.375%	155,000	131,584
Extra Space Storage LP
06/01/2031	2.550%	35,000	30,091
10/15/2031	2.400%	30,000	25,490
03/15/2032	2.350%	140,000	116,102
Host Hotels & Resorts LP
12/15/2029	3.375%	315,000	290,385
09/15/2030	3.500%	115,000	105,141
Lexington Realty Trust
09/15/2030	2.700%	135,000	118,476
Total			817,269
Packaging 0.7%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
09/01/2028	3.250%	220,000	199,691
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2026	4.125%	60,000	51,710
08/15/2027	5.250%	206,000	125,935
08/15/2027	5.250%	20,000	12,035
Ball Corp.
03/15/2026	4.875%	86,000	85,692
03/15/2028	6.875%	475,000	491,392
08/15/2030	2.875%	945,000	834,792
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	24,000	23,773
07/15/2027	5.625%	125,000	124,822
Berry Global, Inc.
04/15/2028	5.500%	360,000	365,966
Berry Global, Inc.(a)
01/15/2034	5.650%	120,000	122,546
Clydesdale Acquisition Holdings, Inc.(a)
04/15/2029	6.625%	94,000	93,935
Sealed Air Corp.(a)
09/15/2025	5.500%	357,000	356,276
04/15/2029	5.000%	100,000	98,120
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	140,000	138,297
Total			3,124,982
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Paper 0.0%
Clearwater Paper Corp.(a)
08/15/2028	4.750%		100,000	93,330
Graphic Packaging International LLC(a)
07/15/2027	4.750%		93,000	91,545
Total				184,875
Pharmaceuticals 0.4%
1375209 BC Ltd.(a)
01/30/2028	9.000%		310,000	301,146
Allergan Funding SCS
11/15/2028	2.625%	EUR	100,000	104,439
Bayer US Finance II LLC(a)
12/15/2025	4.250%		100,000	98,982
12/15/2028	4.375%		174,000	169,959
06/25/2038	4.625%		520,000	461,446
Bayer US Finance LLC(a)
11/21/2053	6.875%		255,000	278,182
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%		335,000	317,986
Kevlar SpA(a)
09/01/2029	6.500%		251,000	236,084
Total				1,968,224
Property & Casualty 0.3%
Acrisure LLC/Finance, Inc.(a)
02/15/2029	4.250%		120,000	112,270
08/01/2029	6.000%		40,000	38,198
Alliant Holdings Intermediate LLC/Co-Issuer(a)
04/15/2028	6.750%		185,000	188,542
Aon Corp.
05/15/2030	2.800%		230,000	209,502
Berkshire Hathaway Finance Corp.
03/18/2034	2.000%	EUR	100,000	98,224
06/19/2039	2.375%	GBP	250,000	238,023
Farmers Exchange Capital III(a),(j)
Subordinated
10/15/2054	5.454%		300,000	258,802
Farmers Insurance Exchange(a),(j)
Subordinated
11/01/2057	4.747%		100,000	78,264
Nationwide Mutual Insurance Co.(a),(b)
Subordinated
3-month Term SOFR + 2.552% 12/15/2024	7.891%		450,000	451,735
Total				1,673,560
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Refining 0.0%
MC Brazil Downstream Trading SARL(a)
06/30/2031	7.250%		205,875	185,608
Restaurants 0.6%
1011778 BC ULC/New Red Finance, Inc.(a)
01/15/2028	3.875%		430,000	411,116
02/15/2029	3.500%		670,000	625,544
Fertitta Entertainment LLC/Finance Co., Inc.(a)
01/15/2030	6.750%		60,000	53,726
Yum! Brands, Inc.(a)
01/15/2030	4.750%		645,000	633,247
Yum! Brands, Inc.
03/15/2031	3.625%		860,000	790,351
01/31/2032	4.625%		300,000	284,397
Total				2,798,381
Retailers 0.1%
Crocs, Inc.(a)
08/15/2031	4.125%		110,000	99,025
Magic MergeCo, Inc.(a)
05/01/2029	7.875%		366,000	219,303
Total				318,328
Stranded Utility 0.1%
Brazos Securitization LLC(a)
09/01/2031	5.014%		173,908	176,472
09/01/2050	5.413%		200,000	205,730
United Electric Securitization LLC(a)
06/01/2031	5.109%		88,960	89,839
Total				472,041
Supermarkets 0.0%
ELO SACA(a)
12/08/2028	4.875%	EUR	100,000	99,202
Supranational 0.9%
Asian Development Bank
01/22/2029	3.625%	NOK	3,000,000	283,431
Asian Infrastructure Investment Bank (The)(a)
12/15/2025	0.200%	GBP	245,000	304,130
European Investment Bank(a)
01/20/2032	0.250%	EUR	470,000	437,565
Inter-American Development Bank(a)
10/30/2025	2.750%	AUD	330,000	219,559
Inter-American Development Bank
01/29/2026	2.700%	AUD	138,000	91,604
03/01/2029	4.600%	CAD	230,000	180,212
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
International Bank for Reconstruction & Development
01/16/2025	1.900%	CAD	470,000	345,703
03/16/2026	1.250%	NOK	1,410,000	127,747
06/22/2026	5.000%	NZD	740,000	469,528
01/19/2027	1.800%	CAD	150,000	107,360
09/18/2030	4.250%	CAD	180,000	140,233
08/08/2034	1.200%	EUR	675,000	645,587
International Development Association(a)
02/17/2027	1.750%	NOK	900,000	80,951
International Finance Corp.
09/10/2025	0.375%	NZD	592,000	354,881
International Finance Corp.(a)
10/19/2028	4.600%	AUD	310,000	214,410
Nordic Investment Bank
08/23/2027	3.000%	NOK	1,480,000	137,350
Total				4,140,251
Technology 0.6%
Block, Inc.(a)
05/15/2032	6.500%		85,000	88,220
CDW LLC/Finance Corp.
12/01/2031	3.569%		35,000	31,455
CommScope, Inc.(a)
09/01/2029	4.750%		49,000	39,203
Dell International LLC/EMC Corp.
07/15/2046	8.350%		275,000	364,262
Everi Holdings, Inc.(a)
07/15/2029	5.000%		195,000	193,588
Fidelity National Information Services, Inc.
12/03/2028	1.000%	EUR	210,000	210,735
Gartner, Inc.(a)
10/01/2030	3.750%		300,000	277,681
MSCI, Inc.(a)
09/01/2030	3.625%		745,000	689,761
02/15/2031	3.875%		275,000	257,069
11/01/2031	3.625%		345,000	313,234
08/15/2033	3.250%		90,000	77,801
NCR Corp.(a)
10/01/2030	5.250%		75,000	73,016
Open Text Corp.(a)
12/01/2027	6.900%		70,000	73,623
Oracle Corp.
04/01/2027	2.800%		100,000	96,104
11/15/2047	4.000%		255,000	201,535
Total				2,987,287
Tobacco 0.1%
BAT Capital Corp.
03/16/2052	5.650%		140,000	132,215
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Reynolds American, Inc.
08/15/2045	5.850%		270,000	264,692
Total				396,907
Wireless 1.2%
Altice France SA(a)
02/01/2027	8.125%		240,000	193,542
10/15/2029	5.500%		148,000	104,340
American Tower Corp.
01/15/2028	0.500%	EUR	220,000	220,839
06/15/2030	2.100%		175,000	152,226
04/15/2031	2.700%		300,000	264,277
Cellnex Telecom SA(a)
06/26/2029	1.875%	EUR	100,000	102,470
Crown Castle International Corp.
02/15/2028	3.800%		385,000	374,319
SBA Communications Corp.
02/15/2027	3.875%		890,000	861,661
02/01/2029	3.125%		475,000	437,154
Sprint Spectrum Co. I/II/III LLC(a)
03/20/2028	5.152%		941,250	946,235
T-Mobile US, Inc.
04/15/2026	2.625%		119,000	115,320
04/15/2027	3.750%		20,000	19,631
02/01/2028	4.750%		118,000	118,272
04/15/2029	3.375%		145,000	137,825
02/15/2031	2.875%		125,000	111,996
04/15/2031	3.500%		360,000	334,402
03/15/2032	2.700%		220,000	190,727
Vmed O2 UK Financing I PLC(a)
01/31/2031	3.250%	EUR	305,000	306,005
01/31/2031	4.250%		630,000	546,987
Total				5,538,228
Wirelines 0.2%
C&W Senior Financing DAC(a)
09/15/2027	6.875%		200,000	196,829
Cogent Communications Group, Inc.(a)
06/15/2027	7.000%		90,000	91,138
Front Range BidCo, Inc.(a)
03/01/2027	4.000%		118,000	102,901
Frontier Communications Holdings LLC(a)
10/15/2027	5.875%		385,000	383,536
05/01/2029	6.750%		18,000	17,351
03/15/2031	8.625%		86,000	91,083
Total				882,838
Total Corporate Bonds & Notes (Cost $104,949,745)				104,318,834

Foreign Government Obligations(l),(n) 9.0%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Australia 0.8%
Airservices Australia
11/15/2028	5.400%	AUD	480,000	336,183
05/15/2030	2.200%	AUD	450,000	267,856
New South Wales Treasury Corp.(a)
02/20/2032	1.500%	AUD	790,000	435,423
New South Wales Treasury Corp.
03/08/2033	2.000%	AUD	705,000	389,949
05/07/2041	2.250%	AUD	415,000	188,737
Queensland Treasury Corp.(a)
08/22/2035	4.500%	AUD	320,000	210,225
07/21/2036	5.250%	AUD	955,000	666,310
11/20/2041	2.250%	AUD	405,000	182,415
South Australian Government Financing Authority(a)
05/24/2038	4.750%	AUD	305,000	200,250
Treasury Corp. of Victoria
12/20/2032	4.250%	AUD	510,000	336,643
11/20/2034	2.250%	AUD	215,000	114,671
Treasury Corp. of Victoria(a)
09/15/2036	4.750%	AUD	375,000	247,798
Total				3,576,460
Austria 0.1%
Republic of Austria Government Bond(a)
02/20/2033	2.900%	EUR	300,000	335,871
Brazil 0.4%
Brazil Notas do Tesouro Nacional Series F
01/01/2025	10.000%	BRL	4,185,000	752,332
01/01/2027	10.000%	BRL	4,125,000	717,119
Brazilian Government International Bond
03/15/2034	6.125%		200,000	202,157
Total				1,671,608
Canada 0.9%
Canada Government International Bond
04/28/2025	2.875%		775,000	766,397
Canadian Government Bond
09/01/2024	1.500%	CAD	295,000	218,860
12/01/2030	0.500%	CAD	190,000	121,002
CPPIB Capital, Inc.(a)
12/01/2031	2.250%	CAD	155,000	105,558
OMERS Finance Trust(a)
03/26/2031	4.750%		250,000	257,299
Ontario Teachers’ Finance Trust(a)
04/16/2031	2.000%		465,000	405,773
Province of Alberta(a)
04/18/2025	0.625%	EUR	290,000	315,396
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Foreign Government Obligations(l),(n) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Province of British Columbia
07/06/2033	4.200%		350,000	347,093
Province of Ontario
12/02/2030	1.350%	CAD	1,109,000	727,345
06/02/2045	3.450%	CAD	380,000	252,551
Province of Ontario(a)
01/31/2034	3.100%	EUR	185,000	207,103
Province of Quebec(a)
04/07/2025	0.200%	EUR	240,000	260,511
Province of Quebec
09/08/2033	4.500%		436,000	442,207
Total				4,427,095
Chile 0.2%
Corp. Nacional del Cobre de Chile(a)
02/02/2033	5.125%		200,000	196,096
Corporación Nacional del Cobre de Chile(a)
01/26/2036	6.440%		204,000	218,195
11/04/2044	4.875%		490,000	429,245
Total				843,536
Colombia 0.1%
Colombia Government International Bond
04/15/2031	3.125%		580,000	473,351
Costa Rica 0.0%
Costa Rica Government International Bond(a)
04/03/2034	6.550%		200,000	210,627
Dominican Republic 0.0%
Dominican Republic International Bond(a)
01/30/2030	4.500%		200,000	189,183
Finland 0.2%
Finland Government Bond(a)
09/15/2033	3.000%	EUR	445,000	502,476
Kuntarahoitus Oyj(b)
3-month NIBOR + 1.250% 01/10/2025	6.010%	NOK	2,000,000	189,400
Total				691,876
Germany 0.3%
Bundesrepublik Deutschland Bundesanleihe(a),(f)
02/15/2031	0.000%	EUR	310,000	299,139
05/15/2035	0.000%	EUR	340,000	293,397
Bundesrepublik Deutschland Bundesanleihe(a)
02/15/2034	2.200%	EUR	330,000	363,410
Bundesschatzanweisungen(a)
03/13/2025	2.500%	EUR	170,000	187,312
Foreign Government Obligations(l),(n) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Kreditanstalt fuer Wiederaufbau(a)
02/17/2027	2.875%	NOK	620,000	57,364
Total				1,200,622
Guatemala 0.0%
Guatemala Government Bond(a)
08/10/2029	5.250%		200,000	197,340
Hungary 0.0%
Hungary Government International Bond(a)
09/22/2031	2.125%		200,000	164,803
India 0.5%
Export-Import Bank of India(a)
02/01/2028	3.875%		200,000	194,775
India Government Bond
06/15/2025	5.220%	INR	30,950,000	364,748
04/08/2026	7.270%	INR	3,500,000	42,028
06/20/2027	7.380%	INR	30,330,000	367,333
04/10/2028	7.060%	INR	13,230,000	159,094
04/18/2029	7.100%	INR	45,410,000	547,945
10/07/2029	6.450%	INR	11,000,000	129,207
07/12/2031	6.100%	INR	7,990,000	91,231
02/06/2033	7.260%	INR	28,380,000	346,041
Indian Railway Finance Corp., Ltd.(a)
02/13/2030	3.249%		200,000	185,317
Total				2,427,719
Indonesia 1.3%
Indonesia Asahan Aluminium PT/Mineral Industri Persero(a)
05/15/2030	5.450%		200,000	201,736
Indonesia Government International Bond
10/15/2030	3.850%		200,000	192,789
03/12/2033	1.100%	EUR	100,000	90,128
03/12/2051	3.050%		200,000	142,744
Indonesia Treasury Bond
06/15/2025	6.500%	IDR	2,977,000,000	192,663
09/15/2026	8.375%	IDR	4,278,000,000	287,065
04/15/2027	5.125%	IDR	1,504,000,000	94,295
05/15/2028	6.125%	IDR	773,000,000	49,476
08/15/2028	6.375%	IDR	11,991,000,000	775,628
03/15/2029	9.000%	IDR	2,298,000,000	162,698
02/15/2031	6.500%	IDR	10,212,000,000	657,650
05/15/2031	8.750%	IDR	4,550,000,000	327,476
04/15/2032	6.375%	IDR	7,840,000,000	500,297
05/15/2033	6.625%	IDR	2,025,000,000	130,877
02/15/2034	6.625%	IDR	5,976,000,000	386,723
06/15/2035	7.500%	IDR	1,095,000,000	75,344
05/15/2038	7.500%	IDR	4,489,000,000	308,589
Pertamina Persero PT(a)
07/30/2029	3.650%		200,000	190,251
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Foreign Government Obligations(l),(n) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Perusahaan Penerbit SBSN Indonesia III(a)
03/29/2027	4.150%		415,000	413,876
PT Indonesia Asahan Aluminium Persero(a)
05/15/2025	4.750%		485,000	482,600
PT Pertamina Persero(a)
08/25/2030	3.100%		200,000	181,986
PT Perusahaan Listrik Negara(a)
05/15/2027	4.125%		485,000	476,271
Total				6,321,162
Ireland 0.1%
Ireland Government Bond(a)
05/15/2029	1.100%	EUR	235,000	245,257
Italy 0.0%
Republic of Italy Government International Bond
02/17/2026	1.250%		200,000	190,649
Kazakhstan 0.0%
KazMunayGas National Co. JSC(a)
04/24/2030	5.375%		215,000	212,222
Malaysia 0.3%
Malaysia Government Bond
06/15/2028	3.733%	MYR	1,280,000	298,939
04/15/2030	4.498%	MYR	1,505,000	363,869
04/15/2033	3.844%	MYR	1,863,000	432,427
07/05/2034	3.828%	MYR	1,015,000	236,103
Total				1,331,338
Mexico 0.5%
Mexican Bonos
03/06/2025	5.000%	MXN	14,799,000	732,052
Mexico Government International Bond
05/24/2031	2.659%		248,000	210,446
05/29/2031	7.750%	MXN	15,730,000	725,793
05/19/2033	4.875%		227,000	215,431
02/12/2034	3.500%		200,000	168,302
02/09/2035	6.350%		200,000	207,808
Petroleos Mexicanos
02/12/2048	6.350%		19,000	12,497
Total				2,272,329
Netherlands 0.1%
BNG Bank NV(a)
07/17/2028	3.300%	AUD	630,000	413,525
Foreign Government Obligations(l),(n) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
New Zealand 0.8%
New Zealand Government Bond
04/15/2025	2.750%	NZD	1,195,000	737,947
05/15/2026	0.500%	NZD	620,000	364,920
05/15/2034	4.250%	NZD	565,000	352,372
05/15/2035	4.500%	NZD	816,000	516,953
05/15/2036	4.250%	NZD	573,000	352,695
New Zealand Government Bond(a)
04/14/2033	3.500%	NZD	740,000	437,954
New Zealand Local Government Funding Agency Bond
04/15/2025	2.750%	NZD	820,000	505,857
08/01/2028	4.700%	AUD	295,000	203,143
04/14/2033	3.500%	NZD	207,000	117,923
Total				3,589,764
Norway 0.4%
Kommunalbanken AS
07/16/2025	4.250%	AUD	494,000	333,866
Norway Government Bond(a)
03/13/2025	1.750%	NOK	4,945,000	460,030
09/17/2031	1.250%	NOK	1,995,000	164,792
05/18/2032	2.125%	NOK	11,195,000	974,785
Total				1,933,473
Panama 0.0%
Panama Government International Bond
01/23/2030	3.160%		200,000	173,783
Paraguay 0.0%
Paraguay Government International Bond(a)
04/28/2031	4.950%		200,000	197,406
Philippines 0.7%
Philippine Government Bond
08/12/2025	2.625%	PHP	33,665,000	581,100
09/09/2025	3.625%	PHP	15,410,000	268,046
08/22/2028	6.125%	PHP	21,225,000	379,490
02/28/2029	6.250%	PHP	18,900,000	339,171
05/19/2029	6.500%	PHP	16,650,000	301,818
09/15/2032	6.750%	PHP	20,280,000	377,030
09/30/2035	8.000%	PHP	9,720,000	199,971
Philippine Government International Bond
05/17/2027	0.875%	EUR	535,000	552,949
05/05/2030	2.457%		300,000	268,717
01/14/2036	6.250%	PHP	10,000,000	170,871
Total				3,439,163
Qatar 0.1%
Qatar Government International Bond(a)
03/14/2049	4.817%		280,000	274,762
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Foreign Government Obligations(l),(n) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Qatar Petroleum(a)
07/12/2031	2.250%		465,000	405,331
Total				680,093
Romania 0.0%
Romanian Government International Bond(a)
02/14/2031	3.000%		200,000	171,654
Singapore 0.1%
Singapore Government Bond
09/01/2033	3.375%	SGD	495,000	400,294
South Africa 0.1%
Republic of South Africa Government International Bond
06/22/2030	5.875%		200,000	197,748
04/20/2032	5.875%		250,000	243,557
Total				441,305
South Korea 0.7%
Korea Treasury Bond
03/10/2027	2.375%	KRW	1,604,270,000	1,196,733
06/10/2027	2.125%	KRW	553,920,000	406,952
09/10/2027	3.125%	KRW	232,900,000	177,701
12/10/2029	1.375%	KRW	819,180,000	565,451
12/10/2032	4.250%	KRW	258,380,000	210,881
06/10/2033	3.250%	KRW	679,000,000	516,807
Total				3,074,525
United Arab Emirates 0.1%
Abu Dhabi Government International Bond(a)
04/16/2050	3.875%		200,000	167,715
Finance Department Government of Sharjah(a)
11/23/2032	6.500%		200,000	212,640
Total				380,355
United Kingdom 0.2%
United Kingdom Gilt(a)
01/31/2025	0.250%	GBP	330,492	427,262
01/31/2029	0.500%	GBP	95,000	108,253
01/31/2033	3.250%	GBP	300,000	374,858
Total				910,373
Total Foreign Government Obligations (Cost $42,874,314)				42,788,761

Municipal Bonds 0.8%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 0.0%
County of Miami-Dade Aviation
Refunding Revenue Bonds
Taxable
Series 2020B
10/01/2035	2.857%	85,000	71,117
Metropolitan Washington Airports Authority(o)
Refunding Revenue Bonds
Series 2023A
10/01/2053	5.250%	15,000	16,000
Total			87,117
Higher Education 0.2%
Massachusetts Development Finance Agency
Revenue Bonds
Worcester Polytechnic Institute
Series 2019
09/01/2059	5.000%	100,000	104,289
University of Nebraska Facilities Corp.
Refunding Revenue Bonds
Taxable
Series 2019A
10/01/2049	3.037%	90,000	68,122
University of Texas System (The)
Refunding Revenue Bonds
Taxable
Series 2020B
08/15/2049	2.439%	755,000	489,961
University of Virginia
Refunding Revenue Bonds
Taxable
Series 2020
09/01/2050	2.256%	560,000	352,888
Total			1,015,260
Joint Power Authority 0.0%
South Carolina Public Service Authority
Refunding Revenue Bonds
Series 2020A
12/01/2037	4.000%	35,000	34,792
Revenue Bonds
Taxable - Santee Cooper
Series 2009
01/01/2030	5.740%	65,000	67,520
Total			102,312
Local Appropriation 0.1%
Corp. ForGreer
Revenue Bonds
City Improvement Projects
Series 2024
09/01/2054	4.250%	20,000	19,777
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Louisiana Local Government Environmental Facilities & Community Development Authority
Series 2023
12/01/2039	5.198%	210,000	217,584
Total			237,361
Local General Obligation 0.0%
Bowling Green City School District
Unlimited General Obligation Bonds
Series 2024B
10/01/2053	4.125%	10,000	9,873
City of Norfolk
Unlimited General Obligation Bonds
Taxable
Series 2021
10/01/2031	1.804%	105,000	90,301
Total			100,174
Municipal Power 0.1%
Texas Natural Gas Securitization Finance
Customer Rate Relief Bonds
Winter Storm Uri
Series 2023
04/01/2041	5.169%	460,000	475,068
Sales Tax 0.0%
Massachusetts School Building Authority
Refunding Revenue Bonds
Taxable
Series 2020C
05/15/2043	2.950%	75,000	58,950
Special Non Property Tax 0.2%
State Board of Administration Finance Corp.
Revenue Bonds
Series 2024A
07/01/2034	5.526%	440,000	456,281
Taxable
Series 2020A
07/01/2030	2.154%	312,000	275,079
Total			731,360
State General Obligation 0.1%
Commonwealth of Massachusetts
Limited General Obligation Bonds
Taxable - Consolidated Loan
Series 2019H
09/01/2049	2.900%	375,000	274,446
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Texas
Unlimited General Obligation Bonds
Taxable
Series 2023
10/01/2043	5.235%	250,000	257,510
Total			531,956
Student Loan 0.1%
Massachusetts Educational Financing Authority
Refunding Revenue Bonds
Series 2024A
07/01/2033	6.069%	255,000	265,851
Revenue Bonds
Taxable
Series 2023A
07/01/2044	5.950%	235,000	239,257
Total			505,108
Water & Sewer 0.0%
City of Florence Combined Waterworks & Sewerage System
Refunding Revenue Bonds
Capital Improvement
Series 2019
09/01/2038	3.000%	15,000	13,572
Massachusetts Water Resources Authority
Revenue Bonds
Taxable
Series 2019E
08/01/2039	3.124%	225,000	187,899
Total			201,471
Total Municipal Bonds (Cost $3,978,029)			4,046,137

Preferred Stocks 0.1%
Issuer		Shares	Value ($)
Financials 0.1%
Banks 0.1%
Bank of Hawaii Corp.	8.000%	11,850	309,641
Huntington Bancshares, Inc.	4.500%	25	469
Total			310,110
Total Financials			310,110
Total Preferred Stocks (Cost $296,692)			310,110
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024

Residential Mortgage-Backed Securities - Agency 9.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
04/01/2052- 05/01/2052	2.000%	1,422,535	1,164,612
05/01/2052	2.500%	1,332,310	1,138,878
05/01/2052- 10/01/2052	3.000%	1,929,233	1,712,471
07/01/2052- 05/01/2053	4.500%	4,472,950	4,374,178
08/01/2052- 10/01/2052	4.000%	1,035,858	983,152
08/01/2052- 08/01/2053	5.000%	2,585,008	2,573,423
Federal Home Loan Mortgage Corp.(p)
09/01/2052	4.000%	1,917,498	1,820,707
Federal National Mortgage Association(p)
09/01/2051	2.500%	558,142	476,605
10/01/2052	2.000%	1,814,861	1,486,884
02/01/2053	4.000%	1,011,615	961,135
Federal National Mortgage Association
12/01/2051- 04/01/2052	2.000%	1,418,542	1,163,774
07/01/2052- 08/01/2053	4.500%	5,513,992	5,386,222
08/01/2052	3.000%	1,979,508	1,756,874
08/01/2052	4.000%	304,233	288,750
09/01/2052- 05/01/2054	5.000%	1,835,176	1,831,943
05/01/2053	2.500%	1,543,526	1,325,078
09/01/2053	5.500%	1,534,968	1,545,249
Federal National Mortgage Association(b)
CMO Series 2013-5 Class GF
30-day Average SOFR + 1.214% Floor 1.100%, Cap 5.000% 10/25/2042	5.000%	207,548	201,536
Government National Mortgage Association
11/20/2052	4.500%	1,037,227	1,016,764
Government National Mortgage Association(h)
CMO Series 2017-136 Class IO
09/20/2047	5.000%	504,271	105,343
CMO Series 2018-63 Class IO
09/20/2047	4.000%	682,691	104,411
Government National Mortgage Association TBA(c)
09/23/2054	4.500%	2,025,000	1,983,630
09/23/2054	5.500%	1,325,000	1,333,689
10/21/2054	5.000%	2,125,000	2,119,812
Uniform Mortgage-Backed Security TBA(c)
09/16/2054	2.000%	1,600,000	1,309,098
09/16/2054	2.500%	2,375,000	2,025,107
09/16/2054	3.000%	2,225,000	1,973,689
09/16/2054	3.500%	1,700,000	1,564,985
09/16/2054	4.000%	2,100,000	1,992,611
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
09/16/2054	4.500%	1,075,000	1,045,697
Total Residential Mortgage-Backed Securities - Agency (Cost $45,863,193)			46,766,307

Residential Mortgage-Backed Securities - Non-Agency 12.5%

ABFC Trust(b)
CMO Series 2007-WMC1 Class A1A
1-month Term SOFR + 1.364% Floor 1.250% 06/25/2037	6.642%	587,969	421,508
Adjustable Rate Mortgage Trust(b)
CMO Series 2005-9 Class 5A3
1-month Term SOFR + 0.754% Floor 0.640%, Cap 11.000% 11/25/2035	6.032%	15,390	15,313
Alternative Loan Trust(g)
CMO Series 2005-43 Class 1A
10/25/2035	3.987%	157,161	129,946
Alternative Loan Trust(b)
CMO Series 2005-59 Class 1A1
1-month Term SOFR + 0.774% Floor 0.660%, Cap 11.000% 11/20/2035	6.110%	668,292	628,923
CMO Series 2007-OH3 Class A1B
1-month Term SOFR + 0.554% Floor 0.440%, Cap 10.000% 09/25/2047	5.832%	418,403	393,625
American Home Mortgage Investment Trust(b)
CMO Series 2005-1 Class 6A
6-month Term SOFR + 2.428% Floor 2.000% 06/25/2045	7.127%	50,280	49,991
Arroyo Mortgage Trust(a),(g)
CMO Series 2019-1 Class A1
01/25/2049	3.805%	43,623	42,043
Banc of America Funding Trust(b)
CMO Series 2005-B Class 3M1
1-month Term SOFR + 0.789% Floor 0.675%, Cap 11.000% 04/20/2035	6.125%	25,930	25,916
Banc of America Funding Trust(a),(g)
Subordinated CMO Series 2014-R6 Class 2A13
07/26/2036	5.724%	390,991	387,700
Bear Stearns Mortgage Funding Trust(b)
CMO Series 2006-AR3 Class 1A1
1-month Term SOFR + 0.294% Floor 0.180%, Cap 10.500% 10/25/2036	5.824%	250,484	225,394
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2006-AR4 Class A1
1-month Term SOFR + 0.534% Floor 0.420%, Cap 10.500% 12/25/2036	5.812%	333,631	321,824
CMO Series 2007-AR3 Class 21A1
1-month Term SOFR + 0.414% Floor 0.300%, Cap 10.500% 04/25/2037	5.691%	267,943	237,748
CMO Series 2007-AR5 Class 2A2
1-month Term SOFR + 0.344% Floor 0.230%, Cap 10.500% 06/25/2037	5.694%	777,540	682,698
Carrington Mortgage Loan Trust(b)
CMO Series 2007-FRE1 Class A3
1-month Term SOFR + 0.374% Floor 0.260%, Cap 14.500% 02/25/2037	5.724%	583,341	548,321
Centex Home Equity Loan Trust(b)
CMO Series 2005-A Class M1
1-month Term SOFR + 0.834% Floor 0.720% 01/25/2035	6.112%	84,935	84,818
CIM Trust(a),(g)
CMO Series 2020-R6 Class A1
12/25/2060	2.250%	708,545	620,230
CMO Series 2021-R3 Class A1A
06/25/2057	1.951%	333,549	301,104
CMO Series 2023-R3 Class A1A
01/25/2063	4.500%	557,685	524,473
CIM Trust(a),(j)
CMO Series 2021-NR3 Class A1
06/25/2057	2.566%	773,692	765,765
Citigroup Mortgage Loan Trust, Inc.(g)
CMO Series 2006-AR2 Class 1A1
03/25/2036	5.434%	207,643	158,307
Citigroup Mortgage Loan Trust, Inc.(b)
CMO Series 2006-WFH3 Class M2
1-month Term SOFR + 0.564% Floor 0.450% 10/25/2036	5.842%	138,646	138,077
COLT Mortgage Loan Trust(a),(g)
CMO Series 2022-5 Class A1
04/25/2067	4.550%	154,940	154,905
COLT Mortgage Loan Trust(a),(j)
CMO Series 2023-1 Class A1
04/25/2068	6.048%	369,313	370,986
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2022-R01 Class 1M1
30-day Average SOFR + 1.000% 12/25/2041	6.349%	26,745	26,712
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2022-R03 Class 1M1
30-day Average SOFR + 2.100% 03/25/2042	7.449%	16,546	16,795
CMO Series 2022-R03 Class 1M2
30-day Average SOFR + 3.500% 03/25/2042	8.849%	500,000	525,503
CMO Series 2022-R04 Class 1M1
30-day Average SOFR + 2.000% 03/25/2042	7.349%	29,115	29,504
CMO Series 2022-R05 Class 2M2
30-day Average SOFR + 3.000% 04/25/2042	8.349%	645,000	667,467
CMO Series 2022-R06 Class 1M1
30-day Average SOFR + 2.750% 05/25/2042	8.099%	59,320	60,805
CMO Series 2022-R09 Class 2M1
30-day Average SOFR + 2.500% 09/25/2042	7.849%	120,838	123,142
CMO Series 2023-R01 Class 1M1
30-day Average SOFR + 2.400% 12/25/2042	7.749%	101,210	103,989
CMO Series 2023-R03 Class 2M2
30-day Average SOFR + 3.900% 04/25/2043	9.249%	285,000	304,075
CMO Series 2023-R06 Class 1M2
30-day Average SOFR + 2.700% 07/25/2043	8.049%	120,000	125,060
CMO Series 2024-R02 Class 1M1
30-day Average SOFR + 1.100% Floor 1.100% 02/25/2044	6.449%	406,336	406,605
Countrywide Asset-Backed Certificates(b)
CMO Series 2007-13 Class 2A1
1-month Term SOFR + 1.014% Floor 0.900% 10/25/2047	6.364%	124,049	116,000
CMO Series 2007-13 Class 2A2
1-month Term SOFR + 0.914% Floor 0.800% 10/25/2047	6.264%	246,595	229,999
Credit Suisse Mortgage Trust(a),(j)
CMO Series 2019-NQM1 Class A1
10/25/2059	2.656%	9,869	9,698
CSMC Trust(a),(g)
CMO Series 2020-RPL6 Class A1
03/25/2059	3.434%	707,652	726,050
CMO Series 2021-RPL4 Class A1
12/27/2060	4.061%	1,146,541	1,132,596
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CWABS Asset-Backed Certificates Trust(b)
CMO Series 2004-10 Class MV4
1-month Term SOFR + 1.689% Floor 1.575% 12/25/2034	6.967%	770,776	724,922
CMO Series 2005-17 Class MV1
1-month Term SOFR + 0.574% Floor 0.690% 05/25/2036	5.852%	40,748	40,555
Domino’s Pizza Master Issuer LLC(a)
CMO Series 2015-1A Class A2II
10/25/2045	4.474%	139,125	137,565
Fannie Mae Connecticut Avenue Securities(a),(b)
Subordinated CMO Series 2021-R02 Class 2B2
30-day Average SOFR + 6.200% 11/25/2041	11.549%	80,000	84,027
First Franklin Mortgage Loan Trust(b)
CMO Series 2006-FF4 Class A3
1-month Term SOFR + 0.394% Floor 0.560% 03/25/2036	5.672%	26,886	26,791
CMO Series 2006-FF9 Class 2A4
1-month Term SOFR + 0.614% Floor 0.500% 06/25/2036	5.892%	1,200,000	1,078,349
First NLC Trust(b)
CMO Series 2005-4 Class A4
1-month Term SOFR + 0.894% Floor 0.780%, Cap 14.000% 02/25/2036	6.172%	195,546	190,819
Flagstar Mortgage Trust(a),(g)
CMO Series 2021-5INV Class A5
07/25/2051	2.500%	1,046,173	931,547
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2021-DNA6 Class M2
30-day Average SOFR + 1.500% 10/25/2041	6.849%	810,000	813,179
CMO Series 2022-DNA1 Class M2
30-day Average SOFR + 2.500% 01/25/2042	7.849%	550,000	560,921
CMO Series 2022-DNA3 Class M1A
30-day Average SOFR + 2.000% 04/25/2042	7.349%	103,331	104,579
CMO Series 2022-DNA4 Class M1A
30-day Average SOFR + 2.200% 05/25/2042	7.549%	232,829	236,711
CMO Series 2022-DNA4 Class M1B
30-day Average SOFR + 3.350% 05/25/2042	8.699%	285,000	298,708
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2022-DNA7 Class M1A
30-day Average SOFR + 2.500% 03/25/2052	7.849%	91,112	92,705
CMO Series 2022-HQA1 Class M1B
30-day Average SOFR + 3.500% 03/25/2042	8.849%	280,000	293,950
CMO Series 2022-HQA3 Class M1B
30-day Average SOFR + 3.550% 08/25/2042	8.899%	130,000	137,114
CMO Series 2024-HQA1 Class M2
30-day Average SOFR + 2.000% 03/25/2044	7.349%	670,000	674,271
Subordinated CMO Series 2022-DNA6 Class M1A
30-day Average SOFR + 2.150% 09/25/2042	7.499%	280,864	284,051
Fremont Home Loan Trust(b)
CMO Series 2005-D Class M1
1-month Term SOFR + 0.729% Floor 0.615% 11/25/2035	6.007%	680,000	613,715
GCAT Trust(a),(g)
CMO Series 2019-RPL1 Class B2
10/25/2068	3.750%	700,000	566,708
GCAT Trust(a),(j)
CMO Series 2022-NQM4 Class A1
08/25/2067	5.269%	82,670	83,115
GE-WMC Asset-Backed Pass-Through Certificates(b)
CMO Series 2005-1 Class M1
1-month Term SOFR + 0.774% Floor 0.660% 10/25/2035	6.052%	171,094	167,212
GMACM Mortgage Loan Trust(g)
CMO Series 2006-AR1 Class 1A1
04/19/2036	3.619%	398,584	322,662
GS Mortgage-Backed Securities Corp. Trust(a),(g)
CMO Series 2021-PJ4 Class A4
09/25/2051	2.500%	612,345	501,860
GS Mortgage-Backed Securities Trust(a),(g)
CMO Series 2020-RPL1 Class M2
07/25/2059	3.754%	800,000	702,176
GSAMP Trust(b)
CMO Series 2005-WMC3 Class A2C
1-month Term SOFR + 0.774% Floor 0.660% 12/25/2035	6.052%	637,522	620,820
CMO Series 2007-FM2 Class A1
1-month Term SOFR + 0.254% Floor 0.140% 01/25/2037	5.604%	717,246	417,473
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HarborView Mortgage Loan Trust(b)
CMO Series 2007-6 Class 1A1A
1-month Term SOFR + 0.314% Floor 0.200%, Cap 10.500% 08/19/2037	5.656%	431,567	358,941
Home Equity Asset Trust(b)
Series 2005-2 Class M6
1-month Term SOFR + 1.314% Floor 1.200% 07/25/2035	6.592%	606,913	598,991
Home Equity Mortgage Loan Asset-Backed Trust(b)
CMO Series 2005-D Class AII4
1-month Term SOFR + 0.814% Floor 0.700% 03/25/2036	6.092%	41,838	41,454
HomeBanc Mortgage Trust(b)
CMO Series 2005-3 Class M4
1-month Term SOFR + 1.119% Floor 1.005% 07/25/2035	6.469%	620,000	610,117
HSI Asset Securitization Corp. Trust(b)
CMO Series 2005-I1 Class 2A4
1-month Term SOFR + 0.894% Floor 0.780% 11/25/2035	6.172%	440,509	405,486
CMO Series 2006-HE2 Class 1A
1-month Term SOFR + 0.374% Floor 0.260% 12/25/2036	5.652%	1,148,735	454,631
Impac CMB Trust(b)
CMO Series 2004-8 Class 2A1 (FGIC)
1-month Term SOFR + 0.814% Floor 0.700%, Cap 11.000% 10/25/2034	6.092%	94,642	93,748
Impac Secured Assets Trust(b)
CMO Series 2006-5 Class 1A1C
1-month Term SOFR + 0.654% Floor 0.540%, Cap 11.500% 02/25/2037	4.453%	469,424	417,883
IndyMac INDX Mortgage Loan Trust(b)
CMO Series 2006-AR2 Class 1A1A
1-month Term SOFR + 0.554% Floor 0.440% 04/25/2046	5.832%	630,275	559,253
CMO Series 2006-AR2 Class 1A1B
1-month Term SOFR + 0.534% Floor 0.420% 04/25/2046	5.812%	581,015	515,423
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Alternative Loan Trust(b)
CMO Series 2006-A1 Class 1A1
1-month Term SOFR + 0.574% Floor 0.460%, Cap 11.500% 03/25/2036	5.852%	221,852	206,118
CMO Series 2007-S1 Class A2
1-month Term SOFR + 0.794% Floor 0.680%, Cap 11.500% 04/25/2047	6.072%	134,702	127,775
JPMorgan Mortgage Acquisition Corp.(b)
CMO Series 2005-OPT2 Class M5
1-month Term SOFR + 1.089% Floor 0.975% 12/25/2035	6.367%	900,000	830,396
JPMorgan Mortgage Acquisition Trust(b)
CMO Series 2006-FRE1 Class M1
1-month Term SOFR + 0.699% Floor 0.585% 05/25/2035	5.977%	143,065	141,110
CMO Series 2007-HE1 Class AV4
1-month Term SOFR + 0.394% Floor 0.280% 03/25/2047	3.707%	1,103,000	1,041,127
Series 2007-CH5 Class M1
1-month Term SOFR + 0.384% Floor 0.270% 06/25/2037	3.979%	325,000	314,193
Lehman Mortgage Trust
CMO Series 2006-1 Class 1A5
02/25/2036	5.500%	502,452	242,364
Lehman XS Trust(b)
CMO Series 2006-15 Class A4
1-month Term SOFR + 0.454% Floor 0.340% 10/25/2036	5.732%	635,237	568,949
CMO Series 2006-2N Class 2A1
1-year MTA + 1.010% Floor 1.010% 02/25/2036	7.143%	422,058	369,466
CMO Series 2007-16N Class 2A2
1-month Term SOFR + 1.814% Floor 1.700% 09/25/2047	7.092%	475,673	424,974
Series 2006-19 Class A3
1-month Term SOFR + 0.614% Floor 0.500% 12/25/2036	5.892%	615,000	544,500
Long Beach Mortgage Loan Trust(b)
CMO Series 2006-10 Class 2A3
1-month Term SOFR + 0.434% Floor 0.320% 11/25/2036	5.712%	1,782,567	549,139
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2006-4 Class 1A
1-month Term SOFR + 0.414% Floor 0.300% 05/25/2036	5.692%	941,294	498,422
Mastr Asset Backed Securities Trust(b)
CMO Series 2005-WF1 Class M6
1-month Term SOFR + 1.104% Floor 0.990% 06/25/2035	6.382%	672,400	673,577
MFA Trust(a),(g)
Subordinated CMO Series 2023-INV2 Class B1
10/25/2058	8.001%	650,000	652,161
Mill City Mortgage Loan Trust(a),(g)
CMO Series 2019-GS1 Class B2
07/25/2059	0.000%	800,000	643,985
Morgan Stanley ABS Capital I, Inc. Trust(b)
CMO Series 2005-WMC1 Class M3
1-month Term SOFR + 0.894% Floor 0.780% 01/25/2035	6.172%	189,103	187,296
CMO Series 2007-HE2 Class A2B
1-month Term SOFR + 0.204% Floor 0.090% 01/25/2037	3.137%	1,154,896	517,181
CMO Series 2007-NC3 Class A2D
1-month Term SOFR + 0.374% Floor 0.260% 05/25/2037	5.724%	608,265	463,273
Morgan Stanley Mortgage Loan Trust(b)
CMO Series 2005-5AR Class 1M6
1-month Term SOFR + 1.364% Floor 1.250% 09/25/2035	6.642%	500,000	491,585
NMLT Trust(a),(g)
CMO Series 2021-INV1 Class A1
05/25/2056	1.185%	909,472	776,042
OBX Trust(a),(g)
CMO Series 2021-NQM2 Class A1
05/25/2061	1.101%	1,075,653	866,465
CMO Series 2021-NQM3 Class A1
07/25/2061	1.054%	540,964	439,609
Option One Mortgage Loan Trust(b)
CMO Series 2007-5 Class 2A2
1-month Term SOFR + 0.284% Floor 0.170% 05/25/2037	5.634%	802,369	429,283
CMO Series 2007-5 Class 2A3
1-month Term SOFR + 0.344% Floor 0.230% 05/25/2037	5.694%	1,460,789	764,086
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2006-3 Class 1A1
1-month Term SOFR + 0.254% Floor 0.140% 02/25/2037	5.744%	868,920	546,023
Preston Ridge Partners Mortgage Trust(a),(j)
CMO Series 2022-4 Class A2
08/25/2027	5.000%	615,000	588,375
Pretium Mortgage Credit Partners LLC(a),(j)
CMO Series 2022-RN2 Class A2
06/25/2052	6.500%	720,000	694,476
PRKCM Trust(a),(g)
CMO Series 2021-AFC2 Class A1
11/25/2056	2.071%	1,012,986	892,420
RALI Series Trust(b)
CMO Series 2006-QA6 Class A3
1-month Term SOFR + 0.494% Floor 0.380% 07/25/2036	5.772%	270,057	242,995
CMO Series 2007-QH6 Class A1
1-month Term SOFR + 0.494% Floor 0.380% 07/25/2037	5.772%	257,286	239,908
RALI Trust(b)
CMO Series 2006-QO10 Class A1
1-month Term SOFR + 0.434% Floor 0.320% 01/25/2037	5.712%	548,128	484,086
Series 2007-QO1 Class A1
1-month Term SOFR + 0.414% Floor 0.300% 02/25/2047	5.692%	860,958	763,215
RAMP Trust(b)
CMO Series 2006-RZ2 Class M1
1-month Term SOFR + 0.609% Floor 0.495%, Cap 14.000% 05/25/2036	5.887%	380,748	377,723
RASC Trust(b)
Series 2007-KS1 Class A4
1-month Term SOFR + 0.334% Floor 0.220%, Cap 14.000% 01/25/2037	4.366%	1,068,928	1,020,556
RCKT Mortgage Trust(a)
CMO Series 2024-CES3 Class A2
05/25/2044	6.682%	570,000	581,091
RFMSI Trust
CMO Series 2006-S10 Class 1A1
10/25/2036	6.000%	506,034	396,533
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Saxon Asset Securities Trust(b)
Series 2007-2 Class A2D
1-month Term SOFR + 0.414% Floor 0.300% 05/25/2047	2.678%	542,173	386,301
SG Residential Mortgage Trust(a),(g)
CMO Series 2021-2 Class A1
12/25/2061	1.737%	810,673	681,421
Soundview Home Loan Trust(b)
CMO Series 2006-OPT5 Class 1A1
1-month Term SOFR + 0.394% Floor 0.280% 07/25/2036	5.672%	216,348	207,293
Structured Adjustable Rate Mortgage Loan Trust(b)
Series 2007-4 Class 1A2
1-month Term SOFR + 0.554% Floor 0.440% 05/25/2037	5.832%	722,078	634,135
Structured Asset Investment Loan Trust(b)
CMO Series 2004-6 Class A3
1-month Term SOFR + 0.914% Floor 0.800% 07/25/2034	6.192%	282,572	286,740
Structured Asset Mortgage Investments II Trust(b)
CMO Series 2006-AR7 Class A1A
1-month Term SOFR + 0.534% Floor 0.420%, Cap 10.500% 08/25/2036	5.884%	640,848	523,915
CMO Series 2006-AR8 Class A1A
1-month Term SOFR + 0.514% Floor 0.400%, Cap 10.500% 10/25/2036	5.792%	266,153	234,139
Structured Asset Securities Corp Mortgage Loan Trust(b)
CMO Series 2005-2XS Class M1
1-month Term SOFR + 0.819% Floor 0.705%, Cap 11.000% 02/25/2035	4.584%	756,186	694,903
Thornburg Mortgage Securities Trust(b)
CMO Series 2004-3 Class A
1-month Term SOFR + 0.854% Floor 0.740%, Cap 11.000% 09/25/2034	6.132%	275,609	253,756
Towd Point Mortgage Trust(a),(g)
CMO Series 2017-4 Class A2
06/25/2057	3.000%	900,000	834,486
CMO Series 2019-2 Class M1
12/25/2058	3.750%	275,000	241,777
Series 2018-2 Class M1
03/25/2058	3.500%	900,000	836,063
Subordinated CMO Series 2017-2 Class B1
04/25/2057	4.234%	760,000	730,633
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Towd Point Mortgage Trust(a),(b)
CMO Series 2017-5 Class A1
1-month Term SOFR + 0.714% 02/25/2057	5.992%	30,587	31,394
CMO Series 2019-HY3 Class M1
1-month Term SOFR + 1.614% Floor 1.500% 10/25/2059	6.892%	650,000	665,167
Verus Securitization Trust(a),(j)
CMO Series 2022-1 Class A1
01/25/2067	2.724%	141,499	131,004
CMO Series 2022-8 Class A3
09/25/2067	6.127%	82,962	82,364
CMO Series 2022-INV1 Class A1
08/25/2067	5.041%	260,359	263,571
CMO Series 2023-4 Class A1
05/25/2068	5.811%	774,431	775,470
CMO Series 2024-1 Class A1
01/25/2069	5.712%	88,728	89,099
Verus Securitization Trust(a),(g)
Subordinated CMO Series 2023-2 Class B1
03/25/2068	7.543%	550,000	550,320
Subordinated CMO Series 2024-2 Class B1
02/25/2069	7.864%	472,000	476,410
WaMu Asset-Backed Certificates Trust(b)
CMO Series 2007-HE1 Class 2A4
1-month Term SOFR + 0.344% Floor 0.230% 01/25/2037	3.706%	1,057,708	492,591
WaMu Mortgage Pass-Through Certificates(b)
CMO Series 2005-AR8 Class 2AC2
1-month Term SOFR + 1.034% Floor 0.920%, Cap 10.500% 07/25/2045	6.312%	303,068	287,957
WaMu Mortgage Pass-Through Certificates Trust(b)
CMO Series 2005-AR15 Class A1A1
1-month Term SOFR + 0.634% Floor 0.520%, Cap 10.500% 11/25/2045	5.912%	929,638	874,206
CMO Series 2007-OA4 Class 1A
1-year MTA + 0.770% Floor 0.770% 05/25/2047	5.893%	524,989	436,045
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust(b)
CMO Series 2006-AR2 Class A1A
1-year MTA + 0.940% Floor 0.940% 04/25/2046	6.063%	198,853	158,372
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo Home Equity Asset-Backed Securities Trust(b)
CMO Series 2007-1 Class A3
1-month Term SOFR + 0.754% Floor 0.640% 03/25/2037	6.032%	900,000	848,981
Wells Fargo Mortgage Backed Securities Trust
CMO Series 2007-7 Class A39
06/25/2037	6.000%	749,317	680,194
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $60,432,566)			59,575,231

Rights 0.1%
Issuer	Shares	Value ($)
Health Care 0.1%
Biotechnology 0.1%
Albireo Pharma, Inc., CVR(d),(e),(i),(q)	37,853	93,845
Concert Pharmaceuticals, Inc., CVR(d),(e),(i),(q)	173,147	73,813
Total		167,658
Health Care Equipment & Supplies 0.0%
Abiomed, Inc., CVR(d),(e),(i),(q)	15,541	27,197
Pharmaceuticals 0.0%
Cincor Pharma, Inc.(d),(e),(i),(q)	44,405	157,051
Total Health Care		351,906
Materials 0.0%
Paper & Forest Products 0.0%
Resolute Forest Products, Inc.(d),(e),(i),(q)	76,222	152,444
Total Materials		152,444
Total Rights (Cost $381,037)		504,350

Senior Loans 0.6%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.0%
TransDigm, Inc.(b),(r)
Tranche J Term Loan
3-month Term SOFR + 2.500% 02/28/2031	7.843%	150,000	150,133
Tranche K Term Loan
3-month Term SOFR + 2.750% 03/22/2030	8.085%	54,863	55,067
Total			205,200
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.2%
AAdvantage Loyalty IP Ltd./American Airlines, Inc.(b),(r)
Term Loan
3-month Term SOFR + 4.750% Floor 0.750% 04/20/2028	10.294%	153,750	158,959
JetBlue Airways Corp.(b),(r)
Tranche B Term Loan
6-month Term SOFR + 5.500% Floor 0.500% 08/13/2029	10.274%	75,000	72,937
United Airlines, Inc.(b),(r)
Tranche B Term Loan
3-month Term SOFR + 2.750% 02/22/2031	8.033%	473,812	474,552
Total			706,448
Construction Machinery 0.0%
United Rentals (North America), Inc.(b),(p),(r)
Term Loan
1-month Term SOFR + 1.750% 02/14/2031	7.082%	199,500	200,498
Health Care 0.0%
Medline Borrower LP(b),(p),(r)
Term Loan
1-month Term SOFR + 2.250% Floor 0.500% 10/23/2028	7.497%	165,000	165,124
Leisure 0.1%
Carnival Corp. (b),(r)
Term Loan
1-month Term SOFR + 2.750% Floor 0.750% 08/08/2027	7.997%	113,445	113,800
1-month Term SOFR + 2.750% Floor 0.750% 10/18/2028	7.997%	151,000	151,107
Total			264,907
Lodging 0.0%
Travel + Leisure Co.(b),(r)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 12/14/2029	8.661%	149,624	149,736
Other Industry 0.1%
AECOM(b),(r)
Tranche B Term Loan
1-month Term SOFR + 1.875% 04/18/2031	7.122%	350,000	353,209
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Restaurants 0.2%
1011778 BC ULC(b),(p),(r)
Tranche B6 Term Loan
1-month Term SOFR + 1.750% 09/20/2030	6.997%	795,000	788,171
KFC Holding Co./Yum! Brands(b),(r)
Tranche B Term Loan
1-month Term SOFR + 1.750% 03/15/2028	7.206%	74	74
Total			788,245
Total Senior Loans (Cost $2,837,053)			2,833,367

U.S. Treasury Obligations 2.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
11/15/2024	0.750%	725,000	718,741
01/31/2027	1.500%	617,000	583,836
05/31/2027	2.625%	345,000	334,354
08/15/2027	3.750%	1,830,000	1,827,855
02/15/2032	1.875%	906,000	791,334
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/15/2032	2.875%	3,440,000	3,218,550
08/15/2032	2.750%	1,335,000	1,234,458
02/15/2033	3.500%	1,320,000	1,284,113
02/15/2042	2.375%	400,000	305,500
11/15/2042	2.750%	590,000	473,936
02/15/2049	3.000%	2,465,000	1,961,216
02/15/2050	2.000%	363,000	232,377
08/15/2052	3.000%	95,000	75,347
02/15/2053	3.625%	405,000	363,234
Total U.S. Treasury Obligations (Cost $13,637,718)			13,404,851

Money Market Funds 31.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.521%(s),(t)	151,548,510	151,518,200
Total Money Market Funds (Cost $151,513,640)		151,518,200
Total Investments in Securities (Cost: $481,733,888)		480,896,127
Other Assets & Liabilities, Net		(4,177,713)
Net Assets		476,718,414
At August 31, 2024, securities and/or cash totaling $13,651,806 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,390,912 AUD	1,530,516 NZD	ANZ Securities	09/18/2024	15,075	—
1,332,580 NZD	833,329 USD	ANZ Securities	09/18/2024	229	—
6,568,969 NZD	4,060,772 USD	ANZ Securities	09/18/2024	—	(46,003)
412,164 USD	623,407 AUD	ANZ Securities	09/18/2024	9,937	—
674,483 NZD	620,833 AUD	ANZ Securities	09/25/2024	—	(1,248)
1,548,491 AUD	1,724,203 NZD	Barclays	09/18/2024	29,469	—
711,079 EUR	8,343,596 NOK	Barclays	09/18/2024	418	—
1,234,167 EUR	14,100,724 NOK	Barclays	09/18/2024	—	(35,175)
14,546,530 MXN	782,177 USD	Barclays	09/18/2024	45,166	—
21,148,767 NOK	1,851,250 EUR	Barclays	09/18/2024	52,981	—
21,978,339 NOK	1,852,708 EUR	Barclays	09/18/2024	—	(23,649)
14,631,249 NOK	1,374,438 USD	Barclays	09/18/2024	—	(5,549)
1,448,193 USD	27,049,058 MXN	Barclays	09/18/2024	—	(77,732)
7,271,385 NOK	620,625 EUR	Barclays	09/25/2024	776	—
619,098 AUD	674,199 NZD	BNY Capital Markets	09/18/2024	2,311	—
967,776 CAD	706,000 USD	BNY Capital Markets	09/18/2024	—	(12,443)
1,338,368 NZD	1,233,333 AUD	BNY Capital Markets	09/18/2024	—	(1,643)
616,667 AUD	670,582 NZD	CIBC	09/18/2024	1,695	—
1,238,196 AUD	1,339,676 NZD	CIBC	09/18/2024	—	(832)
1,127,552 CAD	825,305 USD	CIBC	09/18/2024	—	(11,749)
2,171,484 EUR	24,836,097 NOK	CIBC	09/18/2024	—	(59,414)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
14,071,117 JPY	123,750 CAD	CIBC	09/18/2024	—	(4,581)
3,144,176 NOK	273,449 EUR	CIBC	09/18/2024	5,913	—
7,250,711 NOK	616,250 EUR	CIBC	09/18/2024	—	(2,231)
5,347,199 NZD	4,952,782 AUD	CIBC	09/18/2024	10,518	—
520,250 USD	712,911 CAD	CIBC	09/18/2024	8,990	—
136,916 USD	126,350 EUR	CIBC	09/18/2024	2,841	—
617,083 USD	97,301,310 JPY	CIBC	09/18/2024	49,855	—
814,907 USD	1,065,149 SGD	CIBC	09/18/2024	2,026	—
1,238,196 AUD	1,350,110 NZD	Citi	09/18/2024	5,692	—
2,122,723 CAD	1,555,700 USD	Citi	09/18/2024	—	(20,134)
1,232,500 EUR	14,587,294 NOK	Citi	09/18/2024	12,561	—
5,835,621 EUR	6,341,707 USD	Citi	09/18/2024	—	(113,128)
27,575,388 MXN	1,466,127 USD	Citi	09/18/2024	69,000	—
14,131,960 NOK	1,234,167 EUR	Citi	09/18/2024	32,229	—
21,848,433 NOK	1,850,833 EUR	Citi	09/18/2024	—	(13,470)
1,096,547 SGD	819,372 USD	Citi	09/18/2024	—	(21,643)
520,250 USD	716,758 CAD	Citi	09/18/2024	11,846	—
94,681 USD	88,077 EUR	Citi	09/18/2024	2,741	—
512,244 USD	9,619,553 MXN	Citi	09/18/2024	—	(24,862)
916,294 USD	1,552,374 NZD	Citi	09/18/2024	54,216	—
1,629,720 SGD	1,240,000 USD	Citi	09/25/2024	—	(10,472)
377,300 EUR	412,173 USD	Citi	10/11/2024	—	(5,613)
973,985 EUR	11,090,772 NOK	Goldman Sachs	09/18/2024	—	(31,278)
4,012,043 MXN	218,773 USD	Goldman Sachs	09/18/2024	15,500	—
1,913,726 NZD	1,747,360 AUD	Goldman Sachs	09/18/2024	—	(13,303)
1,053,004 SGD	798,771 USD	Goldman Sachs	09/18/2024	—	(8,847)
872,847 USD	1,199,292 CAD	Goldman Sachs	09/18/2024	17,464	—
204,774 USD	4,093,482 MXN	Goldman Sachs	09/18/2024	2,625	—
1,259,750 USD	23,915,041 MXN	Goldman Sachs	09/18/2024	—	(48,076)
1,632,521 USD	2,208,638 SGD	Goldman Sachs	09/18/2024	61,430	—
277,000 EUR	303,223 USD	Goldman Sachs	10/11/2024	—	(3,499)
158,000 GBP	205,090 USD	Goldman Sachs	10/11/2024	—	(2,477)
3,638,954 AUD	4,013,434 NZD	HSBC	09/18/2024	45,219	—
617,083 EUR	7,026,882 NOK	HSBC	09/18/2024	—	(19,802)
202,847 EUR	223,986 USD	HSBC	09/18/2024	—	(385)
7,345,712 NOK	616,250 EUR	HSBC	09/18/2024	—	(11,191)
1,901,878 NZD	1,747,360 AUD	HSBC	09/18/2024	—	(5,896)
862,258 NZD	541,457 USD	HSBC	09/18/2024	2,392	—
14,617,954 SGD	10,916,106 USD	HSBC	09/18/2024	—	(295,373)
245,000 USD	335,388 CAD	HSBC	09/18/2024	3,980	—
865,305 USD	800,701 EUR	HSBC	09/18/2024	20,358	—
1,738,842 USD	1,567,678 EUR	HSBC	09/18/2024	—	(4,819)
503,393 USD	846,750 NZD	HSBC	09/18/2024	25,977	—
1,632,522 USD	2,206,957 SGD	HSBC	09/18/2024	60,141	—
2,448,517 USD	3,189,115 SGD	HSBC	09/18/2024	—	(2,573)
1,636,613 SGD	1,240,000 USD	HSBC	09/25/2024	—	(15,762)
248,000 USD	322,875 SGD	HSBC	09/25/2024	—	(260)
95,521,000 CLP	100,000 USD	JPMorgan	09/03/2024	—	(4,541)
100,000 USD	94,406,412 CLP	JPMorgan	09/03/2024	3,321	—
548,068 BRL	100,000 USD	JPMorgan	09/04/2024	2,755	—
567,010 BRL	100,000 USD	JPMorgan	09/04/2024	—	(606)
100,000 USD	560,641 BRL	JPMorgan	09/04/2024	—	(524)
100,000 USD	550,586 BRL	JPMorgan	09/04/2024	—	(2,308)
2,053,449,307 KRW	1,500,003 USD	JPMorgan	09/05/2024	—	(37,215)
1,499,997 USD	2,045,281,011 KRW	JPMorgan	09/05/2024	31,107	—
403,495,178 COP	100,000 USD	JPMorgan	09/06/2024	3,522	—
237,000,842 INR	2,827,312 USD	JPMorgan	09/06/2024	1,681	—
100,000 USD	412,805,300 COP	JPMorgan	09/06/2024	—	(1,295)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
2,827,306 USD	237,204,903 INR	JPMorgan	09/06/2024	758	—
186,252,000 CLP	200,000 USD	JPMorgan	09/09/2024	—	(3,823)
303,300 INR	3,610 USD	JPMorgan	09/09/2024	—	(6)
2,451,852,580 KRW	1,800,004 USD	JPMorgan	09/09/2024	—	(35,617)
5,642,707,000 KRW	4,100,000 USD	JPMorgan	09/09/2024	—	(124,509)
100,000 USD	95,275,407 CLP	JPMorgan	09/09/2024	4,264	—
100,000 USD	90,710,449 CLP	JPMorgan	09/09/2024	—	(732)
3,610 USD	303,329 INR	JPMorgan	09/09/2024	6	—
5,899,990 USD	8,043,267,710 KRW	JPMorgan	09/09/2024	121,739	—
93,949,230 CLP	100,000 USD	JPMorgan	09/12/2024	—	(2,807)
64,465,218 INR	767,254 USD	JPMorgan	09/12/2024	—	(1,216)
100,000 USD	91,833,635 CLP	JPMorgan	09/12/2024	493	—
767,252 USD	64,376,390 INR	JPMorgan	09/12/2024	159	—
93,342,598 CLP	100,000 USD	JPMorgan	09/13/2024	—	(2,142)
100,000 USD	91,648,726 CLP	JPMorgan	09/13/2024	289	—
101,161,721 INR	1,203,733 USD	JPMorgan	09/17/2024	—	(2,037)
212,745 CAD	155,160 USD	JPMorgan	09/18/2024	—	(2,774)
616,250 EUR	7,340,783 NOK	JPMorgan	09/18/2024	10,726	—
1,679,646 EUR	19,300,739 NOK	JPMorgan	09/18/2024	—	(37,471)
954,881 EUR	1,069,474 USD	JPMorgan	09/18/2024	13,271	—
386,994,010 JPY	2,470,000 USD	JPMorgan	09/18/2024	—	(182,597)
4,662,778 MXN	252,431 USD	JPMorgan	09/18/2024	16,188	—
20,441,335 NOK	1,780,650 EUR	JPMorgan	09/18/2024	41,613	—
14,661,623 NOK	1,234,167 EUR	JPMorgan	09/18/2024	—	(17,728)
300,559 NZD	178,988 USD	JPMorgan	09/18/2024	—	(8,914)
1,120,146 USD	1,714,368 AUD	JPMorgan	09/18/2024	40,632	—
617,083 USD	96,687,207 JPY	JPMorgan	09/18/2024	45,646	—
5,986,948,000 KRW	4,400,000 USD	JPMorgan	09/19/2024	—	(83,182)
77,214,000 TWD	2,400,000 USD	JPMorgan	09/19/2024	—	(18,293)
4,399,990 USD	5,867,064,697 KRW	JPMorgan	09/19/2024	—	(6,579)
436,977,840 INR	5,200,000 USD	JPMorgan	09/20/2024	—	(8,059)
100,000 USD	403,270,538 COP	JPMorgan	09/20/2024	—	(3,772)
433,746,864 INR	5,164,022 USD	JPMorgan	09/23/2024	—	(5,148)
5,865,772,000 KRW	4,400,000 USD	JPMorgan	09/23/2024	7,188	—
1,799,996 USD	2,396,165,097 KRW	JPMorgan	09/23/2024	—	(5,534)
200,000 AUD	182,754 CAD	JPMorgan	09/25/2024	259	—
6,799,921 AUD	4,125,000 EUR	JPMorgan	09/25/2024	—	(40,790)
8,450,824 AUD	4,375,000 GBP	JPMorgan	09/25/2024	23,863	—
243,413 AUD	125,000 GBP	JPMorgan	09/25/2024	—	(646)
4,700,000 AUD	3,165,008 USD	JPMorgan	09/25/2024	—	(17,865)
8,429,449 CAD	9,200,000 AUD	JPMorgan	09/25/2024	—	(28,816)
11,890,073 CAD	7,875,000 EUR	JPMorgan	09/25/2024	—	(115,333)
200,000 CAD	148,556 USD	JPMorgan	09/25/2024	50	—
10,100,000 CAD	7,427,336 USD	JPMorgan	09/25/2024	—	(72,218)
500,000 CHF	84,923,950 JPY	JPMorgan	09/25/2024	—	(6,967)
625,000 CHF	739,145 USD	JPMorgan	09/25/2024	2,071	—
125,000 CHF	146,703 USD	JPMorgan	09/25/2024	—	(711)
17,783,282 CNH	2,500,000 USD	JPMorgan	09/25/2024	—	(15,003)
625,000 EUR	1,031,512 AUD	JPMorgan	09/25/2024	7,007	—
1,500,000 EUR	2,255,067 CAD	JPMorgan	09/25/2024	14,759	—
4,750,000 EUR	4,514,075 CHF	JPMorgan	09/25/2024	67,826	—
9,700,000 EUR	8,274,490 GBP	JPMorgan	09/25/2024	136,330	—
200,000 EUR	78,923,698 HUF	JPMorgan	09/25/2024	540	—
620,625 EUR	7,314,658 NOK	JPMorgan	09/25/2024	3,306	—
700,000 EUR	2,993,130 PLN	JPMorgan	09/25/2024	—	(2,122)
875,000 EUR	9,973,338 SEK	JPMorgan	09/25/2024	4,204	—
1,112,779 EUR	12,603,294 SEK	JPMorgan	09/25/2024	—	(2,480)
125,000 EUR	139,160 USD	JPMorgan	09/25/2024	852	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
375,000 GBP	729,370 AUD	JPMorgan	09/25/2024	1,350	—
125,000 GBP	139,197 CHF	JPMorgan	09/25/2024	—	(38)
1,277,053 GBP	1,500,000 EUR	JPMorgan	09/25/2024	—	(17,789)
125,000 GBP	23,855,925 JPY	JPMorgan	09/25/2024	—	(511)
39,359,200 HUF	100,000 EUR	JPMorgan	09/25/2024	18	—
237,691,230 HUF	600,000 EUR	JPMorgan	09/25/2024	—	(4,207)
108,100,071 HUF	300,000 USD	JPMorgan	09/25/2024	—	(3,840)
4,797,526 ILS	1,300,000 USD	JPMorgan	09/25/2024	—	(20,371)
234,723,162 JPY	2,400,000 AUD	JPMorgan	09/25/2024	14,783	—
107,110,980 JPY	1,000,000 CAD	JPMorgan	09/25/2024	7,606	—
510,410,130 JPY	3,000,000 CHF	JPMorgan	09/25/2024	35,859	—
452,868,500 JPY	2,800,000 EUR	JPMorgan	09/25/2024	—	(9,183)
331,808,298 JPY	1,750,000 GBP	JPMorgan	09/25/2024	22,080	—
124,995,026 JPY	1,400,000 NZD	JPMorgan	09/25/2024	17,636	—
512,500,000 JPY	3,515,588 USD	JPMorgan	09/25/2024	—	(846)
12,500,000 MXN	659,529 USD	JPMorgan	09/25/2024	26,898	—
45,367,102 NOK	3,875,000 EUR	JPMorgan	09/25/2024	7,983	—
7,404,402 NOK	629,000 EUR	JPMorgan	09/25/2024	—	(2,505)
41,000,000 NOK	39,900,995 SEK	JPMorgan	09/25/2024	22,579	—
31,595,741 NOK	3,000,000 USD	JPMorgan	09/25/2024	19,514	—
12,544,050 NZD	11,441,667 AUD	JPMorgan	09/25/2024	—	(94,063)
400,000 NZD	35,770,280 JPY	JPMorgan	09/25/2024	—	(4,645)
4,900,000 NZD	3,007,208 USD	JPMorgan	09/25/2024	—	(56,232)
46,966,083 SEK	4,125,000 EUR	JPMorgan	09/25/2024	—	(14,840)
98,242,250 TRY	2,800,000 USD	JPMorgan	09/25/2024	—	(9,948)
5,196,178 USD	7,650,359 AUD	JPMorgan	09/25/2024	—	(15,301)
3,943,153 USD	3,375,000 CHF	JPMorgan	09/25/2024	37,045	—
2,800,000 USD	19,906,998 CNH	JPMorgan	09/25/2024	15,349	—
5,976,167 USD	5,375,000 EUR	JPMorgan	09/25/2024	—	(28,923)
6,345,536 USD	4,875,000 GBP	JPMorgan	09/25/2024	58,064	—
165,060 USD	125,000 GBP	JPMorgan	09/25/2024	—	(865)
1,000,000 USD	353,375,857 HUF	JPMorgan	09/25/2024	—	(6,756)
1,600,000 USD	16,823,391 NOK	JPMorgan	09/25/2024	—	(13,018)
2,915,348 USD	4,700,000 NZD	JPMorgan	09/25/2024	23,054	—
942,336 USD	1,500,000 NZD	JPMorgan	09/25/2024	—	(4,548)
4,800,000 USD	18,486,144 PLN	JPMorgan	09/25/2024	—	(29,493)
2,000,000 USD	20,519,259 SEK	JPMorgan	09/25/2024	545	—
10,400,000 USD	13,588,156 SGD	JPMorgan	09/25/2024	26,097	—
992,000 USD	1,292,283 SGD	JPMorgan	09/25/2024	—	(440)
1,000,000 USD	1,300,662 SGD	JPMorgan	09/25/2024	—	(2,011)
1,500,000 USD	26,964,343 ZAR	JPMorgan	09/25/2024	9,794	—
2,000,000 USD	35,677,327 ZAR	JPMorgan	09/25/2024	—	(2,346)
237,359,062 INR	2,827,312 USD	JPMorgan	09/27/2024	—	(1,133)
100,000 USD	404,677,100 COP	JPMorgan	09/27/2024	—	(3,536)
90,732,510 CLP	100,000 USD	JPMorgan	09/30/2024	740	—
404,133 USD	539,584,127 KRW	JPMorgan	09/30/2024	15	—
495,865 USD	661,359,461 KRW	JPMorgan	09/30/2024	—	(507)
562,357 BRL	100,000 USD	JPMorgan	10/02/2024	547	—
91,857,490 CLP	100,000 USD	JPMorgan	10/03/2024	—	(486)
416,379,449 COP	100,000 USD	JPMorgan	10/03/2024	834	—
64,418,876 INR	767,254 USD	JPMorgan	10/03/2024	—	(268)
91,673,010 CLP	100,000 USD	JPMorgan	10/04/2024	—	(282)
1,199,997 USD	1,598,844,513 KRW	JPMorgan	10/04/2024	—	(2,361)
774,246 AUD	862,531 NZD	Morgan Stanley	09/18/2024	15,003	—
356,944 CAD	261,340 USD	Morgan Stanley	09/18/2024	—	(3,642)
1,855,000 EUR	22,110,741 NOK	Morgan Stanley	09/18/2024	33,602	—
2,466,667 EUR	28,402,499 NOK	Morgan Stanley	09/18/2024	—	(49,544)
1,070,017 GBP	1,365,434 USD	Morgan Stanley	09/18/2024	—	(40,004)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
15,268,064 NOK	1,328,162 EUR	Morgan Stanley	09/18/2024	29,043	—
7,248,920 NOK	616,250 EUR	Morgan Stanley	09/18/2024	—	(2,062)
1,841,895 NZD	1,156,091 USD	Morgan Stanley	09/18/2024	4,579	—
1,166,588 NZD	709,008 USD	Morgan Stanley	09/18/2024	—	(20,317)
1,102,645 SGD	823,779 USD	Morgan Stanley	09/18/2024	—	(21,913)
669,638 USD	1,013,036 AUD	Morgan Stanley	09/18/2024	16,276	—
548,031 USD	10,260,482 MXN	Morgan Stanley	09/18/2024	—	(28,175)
1,240,000 USD	177,672,383 JPY	Morgan Stanley	09/25/2024	—	(20,930)
619,098 AUD	673,659 NZD	RBC Capital Markets	09/18/2024	1,973	—
1,238,196 AUD	1,339,954 NZD	RBC Capital Markets	09/18/2024	—	(657)
2,575,063 CAD	1,887,125 USD	RBC Capital Markets	09/18/2024	—	(24,509)
2,207,110 EUR	25,321,439 NOK	RBC Capital Markets	09/18/2024	—	(53,045)
815,624 EUR	892,896 USD	RBC Capital Markets	09/18/2024	—	(9,273)
21,175,155 NOK	1,850,833 EUR	RBC Capital Markets	09/18/2024	50,032	—
14,545,161 NOK	1,235,625 EUR	RBC Capital Markets	09/18/2024	—	(5,130)
1,083,615 SGD	819,372 USD	RBC Capital Markets	09/18/2024	—	(11,724)
866,113 USD	1,185,957 CAD	RBC Capital Markets	09/18/2024	14,299	—
814,907 USD	1,064,961 SGD	RBC Capital Markets	09/18/2024	1,882	—
673,632 NZD	620,833 AUD	RBC Capital Markets	09/25/2024	—	(717)
205,928 SGD	157,926 USD	Standard Chartered	09/18/2024	—	(14)
123,750 CAD	13,992,062 JPY	State Street	09/18/2024	4,039	—
619,375 EUR	7,426,864 NOK	State Street	09/18/2024	15,388	—
795,735 EUR	884,690 USD	State Street	09/18/2024	4,520	—
128,266 EUR	140,140 USD	State Street	09/18/2024	—	(1,736)
84,164 GBP	110,878 USD	State Street	09/18/2024	331	—
48,492,180 MXN	2,605,287 USD	State Street	09/18/2024	148,394	—
6,578,432 NZD	4,066,623 USD	State Street	09/18/2024	—	(46,069)
1,099,561 SGD	819,372 USD	State Street	09/18/2024	—	(23,954)
867,294 USD	783,839 EUR	State Street	09/18/2024	—	(283)
619,500 USD	96,061,745 JPY	State Street	09/18/2024	38,942	—
221,839 USD	4,391,058 MXN	State Street	09/18/2024	637	—
715,327 USD	13,822,091 MXN	State Street	09/18/2024	—	(15,020)
620,625 EUR	7,329,333 NOK	State Street	09/25/2024	4,691	—
11,929,420 MXN	620,000 USD	State Street	09/25/2024	16,246	—
620,000 USD	90,187,506 JPY	State Street	09/25/2024	—	(1,193)
620,000 USD	12,134,454 MXN	State Street	09/25/2024	—	(5,869)
87,137 CAD	64,665 USD	TD Securities	09/18/2024	—	(23)
184,977 AUD	123,019 USD	UBS	09/18/2024	—	(2,227)
2,468,333 EUR	28,131,921 NOK	UBS	09/18/2024	—	(76,908)
14,561,752 NOK	1,236,042 EUR	UBS	09/18/2024	—	(6,234)
1,235,000 NOK	1,214,413 SEK	UBS	09/18/2024	1,874	—
1,205,940 SEK	1,235,000 NOK	UBS	09/18/2024	—	(1,049)
3,258,060 SGD	2,437,514 USD	UBS	09/18/2024	—	(61,308)
706,000 USD	976,966 CAD	UBS	09/18/2024	19,264	—
867,825 USD	800,701 EUR	UBS	09/18/2024	17,837	—
617,083 USD	98,245,960 JPY	UBS	09/18/2024	56,330	—
3,262,336 USD	4,340,274 SGD	UBS	09/18/2024	66,509	—
1,240,000 USD	1,620,630 SGD	UBS	09/25/2024	3,498	—
Total				2,201,575	(2,742,313)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
30-Day Fed Funds	1	08/2025	USD	402,803	—	(293)
3-Month CORRA	15	03/2025	CAD	3,612,375	5,744	—
3-Month Euro Euribor	54	12/2024	EUR	13,090,950	—	(9,988)
3-Month Euro Euribor	68	09/2025	EUR	16,619,200	—	(2,179)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month Euro Euribor	9	06/2026	EUR	2,201,513	—	(1,398)
3-Month Euro Euribor	36	09/2026	EUR	8,804,700	16,886	—
3-Month Euro Euribor	6	09/2026	EUR	1,467,450	—	(1,382)
3-Month Euro Euribor	6	06/2027	EUR	1,466,400	2,999	—
3-Month Euro Euribor	10	09/2027	EUR	2,443,375	4,694	—
3-Month Euro Euribor	1	12/2027	EUR	244,288	—	(126)
3-Month SOFR	51	03/2025	USD	12,207,488	—	(12,152)
3-Month SOFR	18	09/2025	USD	4,344,750	2,013	—
3-Month SONIA	45	03/2025	GBP	10,746,563	—	(6,793)
3-Month Zinc	5	11/2024	USD	362,125	4,410	—
90-Day AUD Bank Bill	11	12/2024	AUD	10,887,781	—	(1,303)
90-Day AUD Bank Bill	14	09/2025	AUD	13,880,212	1,307	—
Australian 10-Year Bond	14	09/2024	AUD	1,632,061	668	—
Australian 10-Year Bond	27	09/2024	AUD	3,147,547	—	(2,542)
Australian 10-Year Bond	55	09/2024	AUD	6,411,670	—	(12,074)
Australian 3-Year Bond	43	09/2024	AUD	4,598,573	3,185	—
Australian 3-Year Bond	70	09/2024	AUD	7,486,049	—	(5,710)
Australian Dollar	20	09/2024	USD	1,353,900	1,983	—
Australian Dollar	3	09/2024	USD	203,085	—	(818)
Australian Dollar	21	09/2024	USD	1,421,595	—	(4,299)
British Pound	74	09/2024	USD	6,070,313	65,775	—
British Pound	5	09/2024	USD	410,156	8,813	—
CAC40 Index	1	09/2024	EUR	76,490	3,334	—
CAC40 Index	3	09/2024	EUR	229,470	—	(1,069)
Canadian Dollar	34	09/2024	USD	2,522,290	—	(2,422)
Canadian Government 10-Year Bond	45	12/2024	CAD	5,537,700	—	(41,848)
Canadian Government 10-Year Bond	81	12/2024	CAD	9,967,860	—	(71,147)
Class III Milk	7	10/2024	USD	320,180	1,025	—
Cocoa	2	12/2024	USD	153,420	12,636	—
Cocoa	2	12/2024	USD	153,420	2,006	—
Cocoa	1	03/2025	USD	64,490	1,458	—
Cocoa	2	05/2025	GBP	88,720	—	(2,681)
Coffee	5	12/2024	USD	457,594	19,598	—
Coffee	4	12/2024	USD	366,075	—	(2,803)
Coffee	4	03/2025	USD	363,150	22,378	—
Coffee	2	03/2025	USD	181,575	—	(3,323)
Consumer Staples Select Sector Index E-mini	1	09/2024	USD	83,400	3,889	—
Copper	1	12/2024	USD	105,288	—	(103)
Crude Palm Oil	1	10/2024	MYR	100,375	—	(53)
Crude Palm Oil	10	11/2024	MYR	994,250	1,544	—
DAX Index	5	09/2024	EUR	2,368,875	98,278	—
DAX Index	1	09/2024	EUR	473,775	3,010	—
DJIA Index E-mini	16	09/2024	USD	3,332,240	129,836	—
DJIA Index E-mini	10	09/2024	USD	2,082,650	68,730	—
DJIA Micro E-mini	2	09/2024	USD	41,653	1,093	—
Euro FX	5	09/2024	USD	691,219	—	(7,543)
Euro FX	61	09/2024	USD	8,432,869	—	(36,286)
Euro FX Micro E-mini	1	09/2024	USD	13,824	—	(139)
Euro STOXX 50 Index	21	09/2024	EUR	1,043,910	16,175	—
Euro STOXX 50 Index	8	09/2024	EUR	397,680	6,738	—
Euro STOXX 50 Index	2	09/2024	EUR	91,220	653	—
Euro STOXX 50 Index	2	09/2024	EUR	99,420	—	(1)
Euro STOXX Banks Index	24	09/2024	EUR	172,020	4,703	—
Euro STOXX Banks Index	11	09/2024	EUR	78,843	—	(63)
Euro/Japanese Yen	1	09/2024	JPY	20,152,500	—	(7,650)
Euro-Bobl	12	09/2024	EUR	1,412,040	—	(4,766)
Euro-Bobl	31	12/2024	EUR	3,687,760	—	(1,747)
Euro-BTP	48	09/2024	EUR	5,705,760	92,069	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-BTP	10	09/2024	EUR	1,188,700	—	(2,706)
Euro-BTP	17	12/2024	EUR	2,019,940	—	(4,341)
Euro-Bund	7	09/2024	EUR	937,370	—	(4,625)
Euro-Bund	8	12/2024	EUR	1,067,200	—	(271)
Euro-Bund	18	12/2024	EUR	2,401,200	—	(3,203)
Euro-Buxl 30-Year	3	09/2024	EUR	403,560	—	(7,893)
Euro-Buxl 30-Year	5	12/2024	EUR	673,200	—	(2,880)
Euro-OAT	23	12/2024	EUR	2,900,760	—	(1,856)
Euro-Schatz	69	12/2024	EUR	7,358,850	—	(1,220)
FCOJ-A	1	11/2024	USD	69,045	1,595	—
FTSE 100 Index	21	09/2024	GBP	1,761,375	41,505	—
FTSE 100 Index	13	09/2024	GBP	1,090,375	31,345	—
FTSE Taiwan Index	4	09/2024	USD	298,920	2,355	—
FTSE Taiwan Index	6	09/2024	USD	448,380	—	(2,159)
FTSE/JSE Top 40 Index	35	09/2024	ZAR	26,651,450	35,691	—
FTSE/JSE Top 40 Index	3	09/2024	ZAR	2,284,410	4,188	—
FTSE/MIB Index	3	09/2024	EUR	516,840	29,850	—
FTSE/MIB Index	2	09/2024	EUR	344,560	16,547	—
FTSE/MIB Index Mini	8	09/2024	EUR	275,648	10,314	—
Gold	6	04/2025	JPY	70,464,000	6,941	—
Gold	14	06/2025	JPY	164,542,000	26,443	—
Gold 100 oz.	12	12/2024	USD	3,033,120	105,059	—
Gold 100 oz.	9	12/2024	USD	2,274,840	61,683	—
Gold 100 oz.	7	02/2025	USD	1,784,860	78,818	—
Gold E-micro	10	12/2024	USD	252,760	10,526	—
Health Care Select Sector Index E-mini	2	09/2024	USD	318,020	20,247	—
IBEX 35 Index	9	09/2024	EUR	1,028,979	57,249	—
IBEX 35 Index	4	09/2024	EUR	457,324	28,991	—
IBEX 35 Index Mini	4	09/2024	EUR	45,732	2,698	—
IFSC Nifty 50 Index	47	09/2024	USD	2,386,848	23,181	—
IFSC Nifty 50 Index	24	09/2024	USD	1,218,816	10,749	—
Industrials Select Sector Index	2	09/2024	USD	265,440	18,697	—
Japanese 10-Year Government Bond	6	09/2024	JPY	868,320,000	—	(10,145)
JPX-Nikkei Index 400	1	09/2024	JPY	2,492,500	260	—
KLCI Index	18	09/2024	MYR	1,504,350	1,746	—
Korea 3-Year Bond	364	09/2024	KRW	38,482,080,000	44,993	—
KOSPI 200 Index Mini	4	09/2024	KRW	72,560,000	—	(799)
Lean Hogs	3	10/2024	USD	98,670	393	—
Lean Hogs	1	12/2024	USD	29,110	78	—
Live Cattle	25	10/2024	USD	1,786,000	—	(64,585)
Long Gilt	9	12/2024	GBP	888,300	—	(3,937)
Long Gilt	22	12/2024	GBP	2,171,400	—	(10,443)
Materials Select Sector Index E-mini	1	09/2024	USD	100,150	6,009	—
Mexican Peso	2	09/2024	USD	50,680	—	(402)
MSCI EAFE Index	14	09/2024	USD	1,720,950	65,490	—
MSCI EAFE Index	13	09/2024	USD	1,598,025	37,189	—
MSCI Emerging Markets Index	23	09/2024	USD	1,265,000	100	—
MSCI Emerging Markets Index	11	09/2024	USD	605,000	—	(17,930)
MSCI Singapore Index	38	09/2024	SGD	1,221,510	5,994	—
MSCI Singapore Index	16	09/2024	SGD	514,320	1,454	—
NASDAQ 100 Index E-mini	3	09/2024	USD	1,177,380	—	(14,459)
Natural Gas	10	09/2024	GBP	298,065	25,635	—
Natural Gas	10	10/2024	GBP	313,320	571	—
New Zealand Dollar	54	09/2024	USD	3,375,270	14,029	—
New Zealand Dollar	3	09/2024	USD	187,515	3,642	—
Nikkei 225 Index	3	09/2024	JPY	58,035,000	6,543	—
Nikkei 225 Index	1	09/2024	USD	195,075	3,923	—
Nikkei 225 Index	1	09/2024	JPY	38,710,000	—	(14,920)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Nikkei 225 Index Mini	1	09/2024	JPY	3,871,000	314	—
OMXS30 Index	18	09/2024	SEK	4,679,550	16,820	—
Primary Aluminum	3	11/2024	USD	183,525	—	(2,248)
Real Estate Select Sector Index E-mini	3	09/2024	USD	159,975	9,583	—
Robusta Coffee	7	11/2024	USD	346,360	49,412	—
Robusta Coffee	1	01/2025	USD	47,290	8,589	—
Rough Rice	1	11/2024	USD	29,570	—	(572)
Rubber	1	01/2025	JPY	1,871,000	—	(114)
Russell 2000 Index E-mini	5	09/2024	USD	555,775	8	—
Russell 2000 Index E-mini	7	09/2024	USD	778,085	—	(1,884)
Russell 2000 Index Micro E-Mini	1	09/2024	USD	11,116	—	(227)
S&P 500 Index E-mini	10	09/2024	USD	2,830,500	101,189	—
S&P 500 Index E-mini	12	09/2024	USD	3,396,600	93,029	—
S&P Mid 400 Index E-mini	6	09/2024	USD	1,858,860	58,301	—
S&P Mid 400 Index E-mini	1	09/2024	USD	309,810	7,281	—
S&P Mid 400 Index E-mini	1	09/2024	USD	309,810	—	(2,206)
S&P/TSX 60 Index	12	09/2024	CAD	3,364,560	166,213	—
S&P/TSX 60 Index	11	09/2024	CAD	3,084,180	54,620	—
Short Term Euro-BTP	203	09/2024	EUR	21,546,420	96,231	—
Short Term Euro-BTP	52	09/2024	EUR	5,519,280	9,408	—
Short Term Euro-BTP	2	09/2024	EUR	212,280	—	(29)
Silver	3	12/2024	USD	437,145	—	(17,494)
Silver	6	12/2024	USD	874,290	—	(33,595)
Silver	4	03/2025	USD	590,660	—	(24,902)
South African Rand	84	09/2024	USD	2,353,050	27,707	—
SPI 200 Index	15	09/2024	AUD	3,018,375	82,309	—
SPI 200 Index	12	09/2024	AUD	2,414,700	58,289	—
STOXX 600 Insurance Index	2	09/2024	EUR	39,450	1,839	—
STOXX 600 Utilities Index	6	09/2024	EUR	119,700	8,313	—
STOXX Europe 600 Index	61	09/2024	EUR	1,603,995	29,903	—
STOXX Europe 600 Index	17	09/2024	EUR	447,015	10,806	—
Swedish Krona	10	09/2024	USD	1,948,500	—	(7,626)
Swiss Franc	11	09/2024	USD	1,619,819	1,379	—
Swiss Franc	7	09/2024	USD	1,030,794	—	(4,807)
Technology Select Sector Index E-mini	2	09/2024	USD	445,000	—	(73)
TOPIX Index	2	09/2024	JPY	54,310,000	6,260	—
TOPIX Index	1	09/2024	JPY	27,155,000	—	(11,088)
TOPIX Index Mini	3	09/2024	JPY	8,146,500	577	—
U.S. Long Bond	17	12/2024	USD	2,093,125	—	(14,776)
U.S. Long Bond	9	12/2024	USD	1,108,125	—	(14,946)
U.S. Treasury 10-Year Note	25	12/2024	USD	2,839,063	—	(15,414)
U.S. Treasury 10-Year Note	40	12/2024	USD	4,542,500	—	(34,286)
U.S. Treasury 2-Year Note	54	12/2024	USD	11,207,531	3,273	—
U.S. Treasury 2-Year Note	52	12/2024	USD	10,792,438	—	(17,798)
U.S. Treasury 2-Year Note	98	12/2024	USD	20,339,594	—	(24,532)
U.S. Treasury 5-Year Note	54	12/2024	USD	5,907,516	—	(13,179)
U.S. Treasury 5-Year Note	34	12/2024	USD	3,719,547	—	(13,402)
U.S. Treasury 5-Year Note	345	12/2024	USD	37,742,461	—	(48,556)
U.S. Treasury Ultra 10-Year Note	11	12/2024	USD	1,291,813	—	(9,901)
U.S. Treasury Ultra 10-Year Note	24	12/2024	USD	2,818,500	—	(14,309)
U.S. Treasury Ultra Bond	3	12/2024	USD	395,813	—	(2,284)
U.S. Treasury Ultra Bond	12	12/2024	USD	1,583,250	—	(30,359)
Utilities Select Sector Index E-mini	4	09/2024	USD	308,280	21,765	—
WTI Crude	2	09/2024	USD	147,100	—	(3,023)
WTI Crude	1	10/2024	USD	72,650	—	(2,181)
Yen Denominated Nikkei 225 Index	2	09/2024	JPY	38,990,000	3,470	—
Total					2,377,239	(779,286)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
1-Month SOFR	(5)	01/2025	USD	(1,992,659)	889	—
3-Month Euro Euribor	(60)	03/2025	EUR	(14,607,750)	—	(39,118)
3-Month Lead	(9)	11/2024	USD	(461,925)	6,533	—
3-Month Nickel	(3)	11/2024	USD	(301,788)	3,993	—
Brazilian Real	(18)	09/2024	USD	(317,610)	8,737	—
Brent Crude	(1)	09/2024	USD	(76,930)	3,086	—
Brent Crude	(2)	09/2024	USD	(153,860)	1,248	—
Brent Crude	(1)	09/2024	USD	(76,930)	1,189	—
Brent Crude	(3)	09/2024	USD	(230,790)	—	(429)
Brent Crude	(6)	10/2024	USD	(457,440)	7,794	—
Brent Crude	(7)	11/2024	USD	(530,040)	—	(3,687)
Canadian Dollar	(1)	09/2024	USD	(74,185)	84	—
Canola	(30)	11/2024	CAD	(368,820)	—	(8,730)
Canola	(13)	01/2025	CAD	(162,188)	—	(4,657)
Copper	(1)	12/2024	USD	(105,288)	1,473	—
Corn	(77)	12/2024	USD	(1,543,850)	143,263	—
Corn	(61)	12/2024	USD	(1,223,050)	69,891	—
Corn	(27)	03/2025	USD	(565,650)	59,253	—
Corn	(25)	05/2025	USD	(535,313)	28,757	—
Cotton	(7)	12/2024	USD	(244,965)	9,769	—
Cotton	(6)	12/2024	USD	(209,970)	—	(2,979)
Cotton	(2)	03/2025	USD	(71,650)	1,900	—
Crude Oil E-mini	(2)	09/2024	USD	(73,550)	3,097	—
Crude Oil E-mini	(1)	09/2024	USD	(36,775)	—	(564)
Crude Palm Oil	(1)	12/2024	MYR	(98,625)	—	(1,714)
ECX Emissions EUA	(1)	12/2024	EUR	(70,300)	—	(3,196)
Euro STOXX 50 Volatility Index Mini	(1)	09/2024	EUR	(1,560)	44	—
Euro/British Pound	(1)	09/2024	GBP	(105,331)	905	—
Euro-BTP	(9)	12/2024	EUR	(1,069,380)	—	(206)
Euro-Bund	(4)	09/2024	EUR	(535,640)	—	(5,765)
Euro-OAT	(2)	09/2024	EUR	(252,140)	871	—
Euro-Schatz	(6)	09/2024	EUR	(637,380)	474	—
Euro-Schatz	(3)	09/2024	EUR	(318,690)	6	—
Euro-Schatz	(135)	09/2024	EUR	(14,341,050)	—	(135,970)
Feeder Cattle	(7)	10/2024	USD	(832,125)	—	(12,704)
FTSE China A50 Index	(92)	09/2024	USD	(1,081,000)	1,921	—
FTSE China A50 Index	(38)	09/2024	USD	(446,500)	1,120	—
FTSE China A50 Index	(8)	09/2024	USD	(94,000)	—	(955)
Gas Oil	(5)	10/2024	USD	(350,375)	15,370	—
Gas Oil	(8)	10/2024	USD	(560,600)	14,059	—
Gas Oil	(5)	11/2024	USD	(349,625)	15,370	—
Gas Oil	(4)	12/2024	USD	(278,600)	11,696	—
Gas Oil	(5)	01/2025	USD	(348,000)	14,495	—
Hard Red Winter Wheat	(11)	12/2024	USD	(310,888)	13,600	—
Hard Red Winter Wheat	(5)	12/2024	USD	(141,313)	8,221	—
Hard Red Winter Wheat	(5)	12/2024	USD	(141,313)	—	(1,536)
Hard Red Winter Wheat	(7)	03/2025	USD	(202,213)	—	(1,491)
Indian Rupee	(2)	09/2024	USD	(47,672)	—	(38)
Indian Rupee	(57)	09/2024	USD	(1,358,652)	—	(878)
Indian Rupee Standard	(1)	09/2024	USD	(59,560)	—	(21)
Japanese Yen	(2)	09/2024	USD	(171,500)	—	(1,783)
Japanese Yen	(4)	09/2024	USD	(343,000)	—	(15,605)
Lean Hogs	(4)	02/2025	USD	(120,600)	—	(9,149)
Live Cattle	(1)	12/2024	USD	(71,020)	384	—
Live Cattle	(9)	02/2025	USD	(642,420)	4,420	—
Live Cattle	(6)	04/2025	USD	(432,420)	—	(93)
Long Gilt	(1)	12/2024	GBP	(98,700)	879	—
Lumber	(6)	11/2024	USD	(85,388)	—	(574)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Maize	(1)	11/2024	EUR	(9,963)	—	(362)
Mexican Peso	(45)	09/2024	USD	(1,140,300)	46,250	—
Mexican Peso	(6)	09/2024	USD	(152,040)	—	(219)
Milling Wheat	(38)	12/2024	EUR	(411,350)	3,595	—
Milling Wheat	(2)	12/2024	EUR	(21,650)	—	(654)
Milling Wheat	(31)	03/2025	EUR	(346,425)	5,009	—
Milling Wheat	(10)	05/2025	EUR	(113,875)	1,440	—
NASDAQ 100 Index Micro E-mini	(1)	09/2024	USD	(39,246)	—	(1,282)
Natural Gas	(29)	09/2024	USD	(616,830)	58,690	—
Natural Gas	(26)	09/2024	USD	(553,020)	49,322	—
Natural Gas	(9)	10/2024	USD	(224,820)	31,514	—
Natural Gas	(10)	11/2024	USD	(303,700)	16,603	—
Natural Gas E-mini	(4)	09/2024	USD	(21,270)	1,303	—
Nickel	(2)	12/2024	USD	(201,834)	—	(3,879)
NY Harbor ULSD Heat Oil	(9)	09/2024	USD	(861,197)	32,618	—
NY Harbor ULSD Heat Oil	(5)	09/2024	USD	(478,443)	17,224	—
NY Harbor ULSD Heat Oil	(1)	09/2024	USD	(95,689)	—	(798)
NY Harbor ULSD Heat Oil	(5)	10/2024	USD	(481,677)	23,041	—
NY Harbor ULSD Heat Oil	(10)	11/2024	USD	(966,588)	38,539	—
NY Harbor ULSD Heat Oil	(4)	12/2024	USD	(387,811)	9,015	—
NYSE Fang+ Index	(1)	09/2024	USD	(55,641)	—	(5,059)
Oat	(1)	12/2024	USD	(16,900)	—	(1,702)
Palladium	(4)	12/2024	USD	(385,120)	—	(13,087)
Platinum	(8)	10/2024	USD	(372,880)	2,936	—
Platinum	(3)	04/2025	JPY	(6,600,000)	2,209	—
Platinum	(17)	06/2025	JPY	(37,442,500)	1,321	—
Primary Aluminum	(1)	12/2024	USD	(61,448)	—	(2,320)
Rapeseed	(6)	10/2024	EUR	(141,075)	—	(4,618)
Rapeseed	(5)	01/2025	EUR	(117,938)	—	(2,438)
RBOB Gasoline	(3)	09/2024	USD	(263,743)	10,260	—
RBOB Gasoline	(4)	09/2024	USD	(351,658)	—	(570)
RBOB Gasoline	(4)	10/2024	USD	(345,173)	5,680	—
RBOB Gasoline	(3)	11/2024	USD	(254,722)	4,976	—
RBOB Gasoline	(7)	12/2024	USD	(590,293)	11,173	—
SGX TSI Iron Ore China 62%	(26)	10/2024	USD	(262,678)	1,229	—
SGX TSI Iron Ore China 62%	(3)	10/2024	USD	(30,309)	—	(17)
SGX TSI Iron Ore China 62%	(21)	10/2024	USD	(212,163)	—	(13,928)
South Korean Won	(2)	09/2024	USD	(37,530)	—	(980)
Soybean	(33)	11/2024	USD	(1,650,000)	171,346	—
Soybean	(30)	11/2024	USD	(1,500,000)	90,859	—
Soybean	(11)	01/2025	USD	(559,350)	63,426	—
Soybean	(9)	03/2025	USD	(464,288)	52,368	—
Soybean Meal	(27)	12/2024	USD	(845,100)	10,638	—
Soybean Meal	(20)	12/2024	USD	(626,000)	—	(5,084)
Soybean Meal	(20)	01/2025	USD	(627,800)	41,216	—
Soybean Oil	(20)	12/2024	USD	(504,120)	24,924	—
Soybean Oil	(29)	12/2024	USD	(730,974)	—	(18,652)
Soybean Oil	(13)	01/2025	USD	(328,068)	14,437	—
Soybean Oil	(5)	03/2025	USD	(126,600)	7,261	—
Sugar #11	(13)	09/2024	USD	(282,173)	—	(18,363)
Sugar #11	(24)	02/2025	USD	(528,461)	—	(504)
Sugar #11	(16)	02/2025	USD	(352,307)	—	(14,998)
Sugar #11	(10)	04/2025	USD	(211,232)	—	(7,918)
Sugar #11	(1)	06/2025	USD	(20,563)	—	(1,089)
Thai SET50 Index	(268)	09/2024	THB	(45,747,600)	—	(64,984)
U.S. Dollar Index	(15)	09/2024	USD	(1,524,360)	—	(12,227)
U.S. Long Bond	(26)	12/2024	USD	(3,201,250)	41,401	—
U.S. Treasury 10-Year Note	(73)	12/2024	USD	(8,290,063)	44,388	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	(24)	12/2024	USD	(4,981,125)	7,276	—
U.S. Treasury Ultra 10-Year Note	(127)	12/2024	USD	(14,914,563)	128,413	—
U.S. Treasury Ultra Bond	(50)	12/2024	USD	(6,596,875)	106,172	—
Volatility Index	(1)	09/2024	USD	(15,411)	587	—
Volatility Index Mini	(1)	09/2024	USD	(1,541)	15	—
Wheat	(31)	12/2024	USD	(854,825)	55,057	—
Wheat	(18)	12/2024	USD	(496,350)	34,960	—
Wheat	(14)	03/2025	USD	(400,575)	12,882	—
Wheat	(5)	05/2025	USD	(145,938)	251	—
White Sugar #5	(6)	09/2024	USD	(164,040)	—	(5,516)
White Sugar #5	(1)	11/2024	USD	(26,650)	—	(491)
WIG 20 Index	(33)	09/2024	PLN	(1,575,420)	—	(24,383)
WTI Crude	(4)	09/2024	USD	(294,200)	—	(1,159)
WTI Crude	(1)	10/2024	USD	(72,650)	548	—
WTI Crude	(13)	11/2024	USD	(934,570)	23,139	—
WTI Crude	(3)	12/2024	USD	(214,080)	10,235	—
Total					1,770,537	(479,123)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
SOFR	Fixed rate of 3.520%	Receives Annually, Pays Annually	Citi	12/20/2053	USD	808,000	(9,354)	—	—	—	(9,354)

Reference index and values for swap contracts as of period end
Reference index		Reference rate
SOFR	Secured Overnight Financing Rate	5.330%
Notes to Consolidated Portfolio of Investments
(a)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2024, the total value of these securities amounted to $130,202,537, which represents 27.31% of total net assets.

(b)	Variable rate security. The interest rate shown was the current rate as of August 31, 2024.
(c)	Represents a security purchased on a when-issued basis.
(d)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2024, the total value of these securities amounted to $1,076,350, which represents 0.23% of total net assets.

(e)	Valuation based on significant unobservable inputs.
(f)	Zero coupon bond.
(g)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of August 31, 2024.

(h)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(i)	Non-income producing investment.
(j)
Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2024.

(k)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(l)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(m)	Perpetual security with no specified maturity date.
(n)	Principal and interest may not be guaranteed by a governmental entity.
(o)	Income from this security may be subject to alternative minimum tax.
(p)	Represents a security purchased on a forward commitment basis.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Notes to Consolidated Portfolio of Investments (continued)
(q)
Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At August 31, 2024, the total market value of these securities amounted to $504,350, which represents 0.11% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Abiomed, Inc., CVR	12/21/2022	15,541	—	27,197
Albireo Pharma, Inc., CVR	01/09/2023-01/23/2023	37,853	80,907	93,845
Cincor Pharma, Inc.	01/09/2023-02/23/2023	44,405	135,473	157,051
Concert Pharmaceuticals, Inc., CVR	01/19/2023-03/02/2023	173,147	63,478	73,813
Resolute Forest Products, Inc.	07/06/2022-12/29/2022	76,222	101,179	152,444
			381,037	504,350

(r)
The stated interest rate represents the weighted average interest rate at August 31, 2024 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(s)	The rate shown is the seven-day current annualized yield at August 31, 2024.
(t)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.521%
	208,710,318	356,264,508	(413,444,625)	(12,001)	151,518,200	19,589	7,934,665	151,548,510
Abbreviation Legend
BNY	Bank of New York
CMO	Collateralized Mortgage Obligation
CVR	Contingent Value Rights
FGIC	Financial Guaranty Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corporation
MTA	Monthly Treasury Average
NIBOR	Norwegian Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Yuan Offshore Renminbi
COP	Colombian Peso
EUR	Euro
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Currency Legend (continued)
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the consolidated financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Portfolio of Investments (continued)
August 31, 2024
Fair value measurements   (continued)
in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2024:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities - Non-Agency	—	19,235,567	572,000	19,807,567
Commercial Mortgage-Backed Securities - Agency	—	1,239,936	—	1,239,936
Commercial Mortgage-Backed Securities - Non-Agency	—	27,059,066	—	27,059,066
Common Stocks
Communication Services	—	219,448	—	219,448
Real Estate	—	805	—	805
Total Common Stocks	—	220,253	—	220,253
Convertible Bonds	—	5,403,650	—	5,403,650
Convertible Preferred Stocks
Utilities	—	1,099,507	—	1,099,507
Total Convertible Preferred Stocks	—	1,099,507	—	1,099,507
Corporate Bonds & Notes	—	104,318,834	—	104,318,834
Foreign Government Obligations	—	42,788,761	—	42,788,761
Municipal Bonds	—	4,046,137	—	4,046,137
Preferred Stocks
Financials	310,110	—	—	310,110
Total Preferred Stocks	310,110	—	—	310,110
Residential Mortgage-Backed Securities - Agency	—	46,766,307	—	46,766,307
Residential Mortgage-Backed Securities - Non-Agency	—	59,575,231	—	59,575,231
Rights
Health Care	—	—	351,906	351,906
Materials	—	—	152,444	152,444
Total Rights	—	—	504,350	504,350
Senior Loans	—	2,833,367	—	2,833,367
U.S. Treasury Obligations	—	13,404,851	—	13,404,851
Money Market Funds	151,518,200	—	—	151,518,200
Total Investments in Securities	151,828,310	327,991,467	1,076,350	480,896,127
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	2,201,575	—	2,201,575
Futures Contracts	4,147,776	—	—	4,147,776
Liability
Forward Foreign Currency Exchange Contracts	—	(2,742,313)	—	(2,742,313)
Futures Contracts	(1,258,409)	—	—	(1,258,409)
Swap Contracts	—	(9,354)	—	(9,354)
Total	154,717,677	327,441,375	1,076,350	483,235,402
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Statement of Assets and Liabilities
August 31, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $330,220,248)	$329,377,927
Affiliated issuers (cost $151,513,640)	151,518,200
Cash	8,590
Foreign currency (cost $95,675)	95,920
Cash collateral held at broker for:
Forward foreign currency exchange contracts	2,670,000
Margin deposits on:
Futures contracts	10,899,075
Swap contracts	82,732
Unrealized appreciation on forward foreign currency exchange contracts	2,201,575
Receivable for:
Investments sold	141,190
Investments sold on a delayed delivery basis	6,691,875
Capital shares sold	196,057
Dividends	677,043
Interest	2,875,292
Foreign tax reclaims	30,095
Variation margin for futures contracts	782,577
Variation margin for swap contracts	5,682
Prepaid expenses	5,936
Deferred compensation of board members	115,928
Total assets	508,375,694
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	2,742,313
Payable for:
Investments purchased	418,778
Investments purchased on a delayed delivery basis	27,100,290
Capital shares redeemed	339,170
Variation margin for futures contracts	793,371
Management services fees	14,347
Transfer agent fees	42,555
Compensation of board members	1,604
Other expenses	62,571
Deferred compensation of board members	142,281
Total liabilities	31,657,280
Net assets applicable to outstanding capital stock	$476,718,414
Represented by
Paid in capital	555,358,046
Total distributable earnings (loss)	(78,639,632)
Total - representing net assets applicable to outstanding capital stock	$476,718,414
Institutional Class
Net assets	$476,718,414
Shares outstanding	51,101,615
Net asset value per share	$9.33
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Statement of Operations
Year Ended August 31, 2024

Net investment income
Income:
Dividends — unaffiliated issuers	$63,421
Dividends — affiliated issuers	7,934,665
Interest	16,439,004
Interfund lending	9,769
Foreign taxes withheld	(68,488)
Total income	24,378,371
Expenses:
Management services fees	4,920,131
Transfer agent fees
Institutional Class	558,721
Custodian fees	85,558
Printing and postage fees	38,613
Registration fees	43,242
Accounting services fees	60,495
Legal fees	15,887
Interest on collateral	31
Compensation of chief compliance officer	80
Compensation of board members	15,367
Deferred compensation of board members	7,079
Other	65,248
Total expenses	5,810,452
Net investment income	18,567,919
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(3,537,238)
Investments — affiliated issuers	19,589
Foreign currency translations	(1,333,626)
Forward foreign currency exchange contracts	(3,430,858)
Futures contracts	(10,252,144)
Net realized loss	(18,534,277)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	14,604,822
Investments — affiliated issuers	(12,001)
Foreign currency translations	76,313
Forward foreign currency exchange contracts	(338,525)
Futures contracts	3,143,031
Swap contracts	(5,006)
Foreign capital gains tax	1,333
Net change in unrealized appreciation (depreciation)	17,469,967
Net realized and unrealized loss	(1,064,310)
Net increase in net assets resulting from operations	$17,503,609
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Statement of Changes in Net Assets

	Year Ended August 31, 2024	Year Ended August 31, 2023
Operations
Net investment income	$18,567,919	$14,211,369
Net realized loss	(18,534,277)	(10,805,469)
Net change in unrealized appreciation (depreciation)	17,469,967	1,677,721
Net increase in net assets resulting from operations	17,503,609	5,083,621
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(10,963,938)	(37,236,968)
Total distributions to shareholders	(10,963,938)	(37,236,968)
Increase (decrease) in net assets from capital stock activity	31,764,125	(63,800,915)
Total increase (decrease) in net assets	38,303,796	(95,954,262)
Net assets at beginning of year	438,414,618	534,368,880
Net assets at end of year	$476,718,414	$438,414,618

	Year Ended		Year Ended
	August 31, 2024		August 31, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Shares sold	12,929,244	120,024,413	10,253,167	95,719,139
Distributions reinvested	1,215,514	10,963,938	4,119,134	37,236,968
Shares redeemed	(10,732,618)	(99,224,226)	(21,241,847)	(196,757,022)
Net increase (decrease)	3,412,140	31,764,125	(6,869,546)	(63,800,915)
Total net increase (decrease)	3,412,140	31,764,125	(6,869,546)	(63,800,915)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Multi-Manager Alternative Strategies Fund  | 2024

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Institutional Class	Year Ended August 31,
	2024	2023	2022	2021	2020
Per share data
Net asset value, beginning of period	$9.19	$9.79	$9.68	$9.38	$9.36
Income (loss) from investment operations:
Net investment income	0.38	0.26 (a)	0.05	0.02	0.08
Net realized and unrealized gain (loss)	0.00 (b),(c)	(0.16)	0.20	0.36	0.13
Total from investment operations	0.38	0.10	0.25	0.38	0.21
Distributions to shareholders
Distributions from net investment income	(0.24)	(0.67)	(0.14)	(0.08)	(0.19)
Distributions from net realized gains	—	(0.03)	—	—	—
Total distributions to shareholders	(0.24)	(0.70)	(0.14)	(0.08)	(0.19)
Net asset value, end of period	$9.33	$9.19	$9.79	$9.68	$9.38
Total return	4.18%	1.14%	2.60%	4.12%	2.34%
Ratios to average net assets
Total gross expenses(d)	1.30%(e)	1.31%(e),(f)	1.31%(e),(f)	1.36%(e),(f)	1.39%(f)
Total net expenses(d),(g)	1.30%(e)	1.31%(e),(f)	1.31%(e),(f)	1.36%(e),(f)	1.39%(f)
Net investment income	4.15%	2.75%(a)	0.47%	0.23%	0.91%
Supplemental data
Net assets, end of period (in thousands)	$476,718	$438,415	$534,369	$524,920	$480,367
Portfolio turnover	141%	200%	171%	203%	188%

Notes to Consolidated Financial Highlights
(a)	Includes income resulting from special dividends. The effect of these amounted to:

Class	Net investment income per share	Net investment income ratio
Year Ended 8/31/2023
Institutional Class	0.01	0.08%

(b)
Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to timing of Fund shares sold and redeemed in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to zero.
(d)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Ratios include interest on collateral expense which is less than 0.01%.
(f)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by:

Class	8/31/2024	8/31/2023	8/31/2022	8/31/2021	8/31/2020
Institutional Class	—%	0.03%	0.04%	0.10%	0.10%

(g)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund  | 2024

Notes to Consolidated Financial Statements
August 31, 2024
Note 1. Organization
Multi-Manager Alternative Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
ASGM Offshore Fund, Ltd. and ASMF Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Each Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and each respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and each Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At August 31, 2024, each Subsidiary’s financial statement information is as follows:
	ASGM Offshore Fund, Ltd.	ASMF Offshore Fund, Ltd.
% of consolidated fund net assets	1.19%	2.34%
Net assets	$5,666,716	$11,138,334
Net investment income (loss)	225,427	468,011
Net realized gain (loss)	(1,302,058)	(127,124)
Net change in unrealized appreciation (depreciation)	449,049	595,797
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiaries on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates, and to group retirement plan recordkeeping platforms that have an agreement with (i) Columbia Management Investment Distributors, Inc. or an affiliate thereof that specifically authorizes the group retirement plan recordkeeper to offer and/or service Institutional 3 Class shares within such platform, provided also that Fund shares are held in an omnibus account and (ii) Wilshire Associates, appointed or serving as investment manager or consultant to the recordkeeper’s group retirement platform. The Fund does not currently offer Institutional 3 Class shares. The Fund offers the share class listed in the Consolidated Statement of Assets and Liabilities which is not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Multi-Manager Alternative Strategies Fund  | 2024

Notes to Consolidated Financial Statements (continued)
August 31, 2024
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Multi-Manager Alternative Strategies Fund  | 2024

Notes to Consolidated Financial Statements (continued)
August 31, 2024
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at

Multi-Manager Alternative Strategies Fund  | 2024

Notes to Consolidated Financial Statements (continued)
August 31, 2024
that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to generate total return through long and short positions versus the U.S. dollar and to generate alpha. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
Multi-Manager Alternative Strategies Fund  | 2024

Notes to Consolidated Financial Statements (continued)
August 31, 2024
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market, the commodities market, the currency market, the government bond market and to generate alpha. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty and the central counterparty becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the central counterparty in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the central counterparty stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or central counterparty, as applicable, may not fulfill its obligation under the contract.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to gain exposure to or protect itself from market rate changes and to hedge the portfolio risk associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is

Multi-Manager Alternative Strategies Fund  | 2024

Notes to Consolidated Financial Statements (continued)
August 31, 2024
an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2024:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,533,330 *
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	2,201,575
Foreign exchange risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	179,304 *
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	614,239 *
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,820,903 *
Total		6,349,351

Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	163,541 *
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	2,742,313
Foreign exchange risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	103,743 *
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	663,798 *
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	9,354 *
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	327,327 *
Total		4,010,076

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

Multi-Manager Alternative Strategies Fund  | 2024

Notes to Consolidated Financial Statements (continued)
August 31, 2024
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended August 31, 2024:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Commodity-related investment risk	—	(1,574,961)	(1,574,961)
Equity risk	—	3,547,125	3,547,125
Foreign exchange risk	(3,430,858)	(4,537,397)	(7,968,255)
Interest rate risk	—	(7,686,911)	(7,686,911)
Total	(3,430,858)	(10,252,144)	(13,683,002)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	1,041,999	—	1,041,999
Equity risk	—	1,035,224	—	1,035,224
Foreign exchange risk	(338,525)	62,533	—	(275,992)
Interest rate risk	—	1,003,275	(5,006)	998,269
Total	(338,525)	3,143,031	(5,006)	2,799,500
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended August 31, 2024:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	256,082,534
Futures contracts — short	443,904,411

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	1,983,452	(2,229,892)
Interest rate swap contracts	34,204	(3,321)
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.

Multi-Manager Alternative Strategies Fund  | 2024

Notes to Consolidated Financial Statements (continued)
August 31, 2024
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Consolidated Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Consolidated Statement of Operations. Because
Multi-Manager Alternative Strategies Fund  | 2024

Notes to Consolidated Financial Statements (continued)
August 31, 2024
no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Consolidated Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

Multi-Manager Alternative Strategies Fund  | 2024

Notes to Consolidated Financial Statements (continued)
August 31, 2024
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2024:
	ANZ Securities ($)	Barclays ($)	BNY Capital Markets ($)	CIBC ($)	Citi ($)(a)	Citi ($)(a)	Citi ($)(a)	Goldman Sachs ($)(a)	Goldman Sachs ($)(a)	HSBC ($)	JPMorgan ($)(a)	JPMorgan ($)(a)	Morgan Stanley ($)	RBC Capital Markets ($)	Standard Chartered ($)	State Street ($)	TD Securities ($)	UBS ($)	Total ($)
Assets
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	5,682	-	-	-	-	-	-	-	-	-	-	-	5,682
Forward foreign currency exchange contracts	25,241	128,810	2,311	81,838	188,285	-	-	97,019	-	158,067	171,382	783,433	98,503	68,186	-	233,188	-	165,312	2,201,575
Total assets	25,241	128,810	2,311	81,838	188,285	-	5,682	97,019	-	158,067	171,382	783,433	98,503	68,186	-	233,188	-	165,312	2,207,257
Liabilities
Forward foreign currency exchange contracts	47,251	142,105	14,086	78,807	203,709	5,613	-	101,504	5,976	356,061	255,615	998,057	186,587	105,055	14	94,124	23	147,726	2,742,313
Total financial and derivative net assets	(22,010)	(13,295)	(11,775)	3,031	(15,424)	(5,613)	5,682	(4,485)	(5,976)	(197,994)	(84,233)	(214,624)	(88,084)	(36,869)	(14)	139,064	(23)	17,586	(535,056)
Total collateral received (pledged) (c)	-	-	-	-	-	-	-	-	-	-	-	(214,624)	-	-	-	-	-	-	(214,624)
Net amount (d)	(22,010)	(13,295)	(11,775)	3,031	(15,424)	(5,613)	5,682	(4,485)	(5,976)	(197,994)	(84,233)	-	(88,084)	(36,869)	(14)	139,064	(23)	17,586	(320,432)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Multi-Manager Alternative Strategies Fund  | 2024

Notes to Consolidated Financial Statements (continued)
August 31, 2024
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment-in-kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Consolidated Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Multi-Manager Alternative Strategies Fund  | 2024

Notes to Consolidated Financial Statements (continued)
August 31, 2024
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Consolidated Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.95% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2024 was 1.10% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with AlphaSimplex Group, LLC, Crabel Capital Management, LLC, Manulife Investment Management (US) LLC and TCW Investment Management Company LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Multi-Manager Alternative Strategies Fund  | 2024

Notes to Consolidated Financial Statements (continued)
August 31, 2024
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Consolidated Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended August 31, 2024, the Fund’s effective transfer agency fee rate as a percentage of average daily net assets was as follows:
Effective rate (%)
Institutional Class	0.13
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.

Multi-Manager Alternative Strategies Fund  | 2024

Notes to Consolidated Financial Statements (continued)
August 31, 2024
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through December 31, 2024 (%)
Institutional Class	1.37
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2024, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, derivative investments, swap investments, tax straddles, investments in partnerships and/or grantor trusts, investments in certain convertible securities, deemed distributions, principal and/or interest from fixed income securities, defaulted securities/troubled debt, late-year ordinary losses, capital loss carryforwards, trustees’ deferred compensation, non-deductible expenses, investments in commodity subsidiaries, foreign capital gains tax and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(8,195,466)	6,860,834	1,334,632
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2024			Year Ended August 31, 2023
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
10,963,938	—	10,963,938	37,236,968	—	37,236,968
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Multi-Manager Alternative Strategies Fund  | 2024

Notes to Consolidated Financial Statements (continued)
August 31, 2024
At August 31, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	—	(22,898,207)	(46,697,819)
At August 31, 2024, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
531,729,369	1,395,147	(48,092,966)	(46,697,819)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2024, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2024, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	(22,898,207)	(22,898,207)	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2024, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2024.
Late year ordinary losses ($)	Post-October capital losses ($)
557,417	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $495,149,085 and $418,216,559, respectively, for the year ended August 31, 2024, of which $341,825,330 and $328,849,135, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
Brokerage commissions paid to brokers affiliated with the Investment Manager of the Fund were $6,691 for the year ended August 31, 2024.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund

Multi-Manager Alternative Strategies Fund  | 2024

Notes to Consolidated Financial Statements (continued)
August 31, 2024
rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2024 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	6,000,000	5.86	10
Interest income earned by the Fund is recorded as Interfund lending in the Consolidated Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2024.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended August 31, 2024.
Note 9. Significant risks
Alternative strategies investment risk
An investment in alternative investment strategies (Alternative Strategies) involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money.
Multi-Manager Alternative Strategies Fund  | 2024

Notes to Consolidated Financial Statements (continued)
August 31, 2024
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign currency risk
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the Fund’s net asset value and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Multi-Manager Alternative Strategies Fund  | 2024

Notes to Consolidated Financial Statements (continued)
August 31, 2024
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. Certain money market funds (including the Fund’s cash sweep vehicle) must impose a mandatory liquidity fee on redemptions if daily net redemptions exceed 5% of their net assets and certain money market funds (including the Fund’s cash sweep vehicle) may impose a discretionary liquidity fee of up to 2% on redemptions if that fee is determined to be in the best interest of the money market fund. The amount of any mandatory liquidity fee will represent a good faith estimate of the costs of liquidating a pro rata portion of each of the money market fund’s portfolio holdings to meet the redemptions, or 1% if such an amount cannot be estimated. Such fees, if imposed, will reduce the amount the Fund receives on redemptions. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Multi-Manager Alternative Strategies Fund  | 2024

Notes to Consolidated Financial Statements (continued)
August 31, 2024
Shareholder concentration risk
At August 31, 2024, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.

Multi-Manager Alternative Strategies Fund  | 2024

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Alternative Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Multi-Manager Alternative Strategies Fund and its subsidiaries (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2024, the related consolidated statement of operations for the year ended August 31, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the consolidated financial highlights for each of the five years in the period ended August 31, 2024 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2024 and the consolidated financial highlights for each of the five years in the period ended August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Multi-Manager Alternative Strategies Fund  | 2024

 Approval of Management and Subadvisory
Agreements
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Multi-Manager Alternative Strategies Fund (the Fund).  Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreements (the Subadvisory Agreements) between the Investment Manager and each of AlphaSimplex Group, LLC (AlphaSimplex), Crabel Capital Management, LLC (Crabel), Manulife Investment Management (US) LLC (Manulife) and TCW Investment Management Company LLC (TCW) (collectively, the Subadvisers), the Subadvisers provide portfolio management and related services for the Fund.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreements (together, the Advisory Agreements).  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in March, April, May and June 2024, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 27, 2024 Board meeting (the June Meeting), considered the renewal of each of the Advisory Agreements for additional one-year terms.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered such information as they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Advisory Agreements. Among other things, the information and factors considered included the following:
•
Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•
Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•
The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•
Terms of the Advisory Agreements;
•
Subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•
Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•
Descriptions of various services performed by the Investment Manager and the Subadvisers under the Advisory Agreements, including portfolio management and portfolio trading practices;
•
Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;

Multi-Manager Alternative Strategies Fund  | 2024

Approval of Management and Subadvisory
Agreements (continued)
(Unaudited)
•
Information regarding the resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•
Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•
The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•
Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by the Investment Manager and the Subadvisers
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadvisers, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated subadvisers.  With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2023 in the performance of administrative services, and noted the various enhancements anticipated for 2024.  In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring each Subadviser), noting that no changes were proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
The Board considered each Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process.  The Board also considered each Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement.  In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements, including the scope of services required to be performed.  The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadvisory agreements for subadvisers who manage other funds managed by the Investment Manager.  It was observed that no changes were recommended to the Subadvisory Agreements. The Board took into account the Investment Manager’s representation that each Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the Investment Manager’s subadvisory oversight team.
Multi-Manager Alternative Strategies Fund  | 2024

Approval of Management and Subadvisory
Agreements (continued)
(Unaudited)
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and each of the Subadvisory Agreements.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed that Fund performance was well within the range of that of its peers.
Additionally, the Board reviewed the performance of each of the Subadvisers and the Investment Manager’s process for monitoring such Subadvisers’ performance.  The Board considered, in particular, management’s rationale for recommending the continued retention of each Subadviser and management’s representations that the Investment Manager’s profitability is not the key factor driving their recommendation to select, renew or terminate a Subadviser.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, and the Investment Manager’s evaluation of the contribution of each Subadviser to the Fund’s investment mandate.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers, in light of other considerations, supported the continuation of the Management Agreement and each of the Subadvisory Agreements.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund.  The Board also reviewed advisory fee rates charged by other comparable mutual funds employing each Subadviser to provide comparable subadvisory services.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement and each of the Subadvisory Agreements.

Multi-Manager Alternative Strategies Fund  | 2024

Approval of Management and Subadvisory
Agreements (continued)
(Unaudited)
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Board did not consider the profitability to each Subadviser from its relationship with the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2023 had declined from 2022 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and each of the Subadvisory Agreements.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources.  The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement thus provides for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.  The Board also noted that the breakpoints in the Subadvisory Agreements that incorporate breakpoints did not occur at the same levels as the breakpoints in the Management Agreement.  In this regard, the Board noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and each of the Subadvisory Agreements.  In reaching its conclusions, no single factor was determinative.
On June 27, 2024, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements.
Multi-Manager Alternative Strategies Fund  | 2024

Multi-Manager Alternative Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN100_08_P01_(10/24)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies is included in Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Statement regarding basis for approval of Investment Advisory Contract is included in Item 7 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or Item 15 of Form N-CSR.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	October 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	October 23, 2024

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	October 23, 2024

By (Signature and Title)	/s/ Charles H. Chiesa
Charles H. Chiesa, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	October 23, 2024